UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05883

BNY Mellon Index Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/19

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon International Stock Index Fund

ANNUAL REPORT October 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon International Stock Index Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon International Stock Index Fund (formerly, Dreyfus International Stock Index Fund), covering the 12-month period from November 1, 2018 through October 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, a pivot in stance from the Fed helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending.

In fixed-income markets, a risk-off mentality prevailed to start the period, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of 2018, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing accommodative policies. This further buoyed fixed-income instrument prices. The Fed cut rates in July, September and October of 2019, for a total 75-basis-point reduction in the federal funds rate during the 12 months. Concerns about the pace of global economic growth also fueled demand for fixed-income instruments during much of the reporting period, resulting in positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through October 31, 2019, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA and Richard A. Brown, CFA, portfolio managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2019, BNY Mellon International Stock Index Fund’s (formerly, Dreyfus International Stock Index Fund) Class I shares produced a total return of 11.06%, and its Investor shares returned 10.79%.1 This compares with an 11.04% total return for the fund’s benchmark, the MSCI EAFE Index (the “Index”), during the same period.2

International stocks recovered from fourth-quarter 2018 volatility to advance during the reporting period, bolstered by supportive central bank policies. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to certain countries included in the Index. The fund generally invests in all stocks included in the Index. The fund’s investments are selected to match the benchmark composition along individual name, country and industry weighting, and other benchmark characteristics. Under these circumstances, the fund maintains approximately the same weighting for each stock as the Index does.

The Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Each stock in the Index is weighted by its float-adjusted market capitalization.

Markets Pivot on Central Bank and Trade Activity

During the fourth quarter of 2018, many equity markets felt pressure from slowing global growth, escalating trade issues between the U.S. and China, Brexit difficulties and additional geopolitical issues elsewhere in Europe and the emerging markets. Renewed articulation of hawkish narratives by Federal Reserve (the “Fed”) officials alarmed investors and stoked volatility. In December 2018, equities reached new lows for the year, as economic and political news continued to unnerve investors. Investors also feared the European Central Bank (ECB) would proceed with its plan to conclude stimulus measures in January, despite moderating growth rates.

January 2019 marked a turnaround in the markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered. The ECB announced it would provide additional stimulus to support the eurozone economy. China also announced plans to stoke its slowing economic growth rate. At its first meeting of the year, the Fed emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. The rebound continued throughout the month of January, and equity markets maintained an upward trajectory through April 2019. However, renewed trade tensions between the U.S. and China in May caused stocks to pull back once again. The dip was short-lived, as markets rose once again in June. At the end of July and again in September and October, the Fed cut the federal funds rate by 25 basis points. Despite continued Brexit difficulties, a slowing German economy and other ongoing geopolitical and economic concerns, equity markets went on to post solid gains during the last several months of the period.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Industrials Sector Drives Index Returns

The industrials sector, particularly Japan-based companies, benefited from improved trade relations and increased exports to China. In February 2019, effects of the Chinese government’s stimulus efforts increased demand for industrial goods, boosting exports from Japan and Australia. Japanese manufacturing activity expanded in April 2019 for the first time in many months. In addition, France-based industrial companies performed well, due in part to merger-and-acquisition activity. Airbus Group was also a top individual performer within the sector, taking over market share from Boeing. The health care sector was another leading performer, with drug companies based in the UK and Switzerland providing a large portion of the gains. Many of these companies are selling large volumes of drugs to China, which has increased demand thanks to its growing middle class and high numbers of new drug approvals. Consumer staples was among the highest-returning sectors, partly due to improved demand from consumers in emerging-market countries. Nestlé was a standout performer, benefiting from a new deal with Starbucks to sell its products in Starbucks stores. Spending on makeup has also increased, particularly among the growing middle class in China and India, boosting revenues for some cosmetics companies.

Conversely, the energy sector provided a headwind for international markets. Volatility in the price of oil and concerns over slowing demand growth from large importers are fueling investor concern. Proposed regulation may additionally curb future demand, as many areas impose taxes on gasoline-fueled vehicles and are trying to push towns and municipalities to use electric transportation to curb pollution. Communication services also struggled during the period. Companies working to build their 5G networks have incurred significant costs, which have reduced margins.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that while non-U.S. developed markets appear to be supported by central bank activities, trade frictions and other geopolitical issues may have the potential to impact the markets. As always, we continue to monitor factors which affect the fund’s investments.

November 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Currencies are subject to the risk that those currencies will decline in value relative to a local currency, or, in the case of hedged positions, that the local currency will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging market countries.

Diversification cannot assure a profit or protect against loss.

The fund may, but is not required to, use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Investor shares and Class I shares of BNY Mellon International Stock Index Fund with a hypothetical investment of $10,000 in the MSCI EAFE Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Investor shares and Class I shares of BNY Mellon International Stock Index Fund on 10/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/19
	Inception Date	1 Year	5 Years	10 Years
Investor Shares	6/30/97	10.79%	3.72%	5.04%
Class I Shares	8/31/16	11.06%	3.89%†	5.12%†
MSCI EAFE Index		11.04%	4.31%	5.41%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Stock Index Fund from May 1, 2019 to October 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2019

	Investor Shares	Class I
Expense paid per $1,000†	$3.07	$1.79
Ending value (after expenses)	$1,030.60	$1,031.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2019

	Investor Shares	Class I
Expense paid per $1,000†	$3.06	$1.79
Ending value (after expenses)	$1,022.18	$1,023.44

†Expenses are equal to the fund’s annualized expense ratio of .60% for Investor Shares and .35% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2019

Description	Shares		Value ($)
Common Stocks - 97.5%
Australia - 6.8%
AGL Energy	27,798		379,035
Alumina	99,809		156,184
AMP	137,157		173,498
APA Group	52,357		420,475
Aristocrat Leisure	25,605		558,119
ASX	8,613		488,764
Aurizon Holdings	84,214		342,512
AusNet Services	88,637		113,039
Australia & New Zealand Banking Group	122,668		2,261,166
Bank of Queensland	16,881	[a]	105,314
Bendigo & Adelaide Bank	22,413		164,547
BHP Group	91,413		1,935,797
BHP Group	127,604		3,162,299
BlueScope Steel	22,680		208,407
Boral	47,725		165,483
Brambles	68,392		564,338
Caltex Australia	10,948		205,807
Challenger	23,612		129,564
CIMIC Group	4,585		104,334
Coca-Cola Amatil	22,091		154,569
Cochlear	2,443		356,251
Coles Group	48,603		502,232
Commonwealth Bank of Australia	76,706		4,159,327
Computershare	21,295		232,527
Crown Resorts	16,014		137,549
CSL	19,626		3,463,877
Dexus	46,304		382,078
Flight Centre Travel Group	2,095		61,508
Fortescue Metals Group	61,663	[a]	378,741
Goodman Group	70,369		698,043
Harvey Norman Holdings	24,253	[a]	68,380
Incitec Pivot	69,755		165,895
Insurance Australia Group	99,116		542,505
LendLease Group	23,761		306,136
Macquarie Group	13,992		1,291,710
Magellan Financial Group	4,978		165,299
Medibank Private	115,799		269,812
Mirvac Group	165,582		366,402
National Australia Bank	121,732		2,400,835
Newcrest Mining	33,153		715,331
Oil Search	57,824		285,405

8

Description	Shares	Value ($)
Common Stocks - 97.5% (continued)
Australia - 6.8% (continued)
Orica	17,089	269,769
Origin Energy	74,833	405,467
QBE Insurance Group	58,830	510,986
Ramsay Health Care	6,656	314,254
REA Group	2,250	168,427
Santos	75,762	424,079
Scentre Group	228,362	602,924
SEEK	13,766	215,224
Sonic Healthcare	19,084	375,460
South32	213,458	375,226
Stockland	100,690	339,418
Suncorp Group	54,103	501,630
Sydney Airport	50,602	306,268
Tabcorp Holdings	85,025	281,338
Telstra	179,287	431,334
The GPT Group	85,741	351,678
TPG Telecom	13,924	62,774
Transurban Group	115,736	1,183,974
Treasury Wine Estates	32,195	389,942
Vicinity Centres	134,226	247,052
Washington H Soul Pattinson & Co.	4,963	74,309
Wesfarmers	49,068	1,344,883
Westpac Banking	149,326	2,903,878
Woodside Petroleum	40,468	898,271
Woolworths Group	54,475	1,401,453
Worley	14,225	133,950
		43,257,062
Austria - .2%
ANDRITZ	3,131	140,658
Erste Group Bank	12,868	454,518
OMV	6,517	380,283
Raiffeisen Bank International	6,805	167,351
Verbund	2,984	161,411
Voestalpine	5,116	128,097
		1,432,318
Belgium - .9%
Ageas	7,933	456,894
Anheuser-Busch InBev	33,005	2,651,827
Colruyt	2,524	140,300
Groupe Bruxelles Lambert	3,437	344,919
KBC Group	10,784	756,283
Proximus	7,136	219,105
Solvay	3,163	343,950

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Belgium - .9% (continued)
Telenet Group Holding	2,098		103,002
UCB	5,402		435,356
Umicore	8,328		343,385
			5,795,021
Chile - .0%
Antofagasta	18,089		203,199
China - .1%
BeiGene, ADR	1,491	[a,b]	206,265
Yangzijiang Shipbuilding Holdings	111,800		78,481
			284,746
Denmark - 1.7%
AP Moller - Maersk, Cl. A	172		206,437
AP Moller - Maersk, Cl. B	290		369,621
Carlsberg, Cl. B	4,612		648,825
Chr. Hansen Holding	4,512		346,341
Coloplast, Cl. B	5,128		617,920
Danske Bank	28,684		409,270
Demant	4,916	[b]	129,747
DSV Panalpina	9,432		915,209
Genmab	2,788	[b]	607,643
H Lundbeck A/S	2,953	[a]	100,729
ISS	6,989		182,894
Novo Nordisk, Cl. B	76,667		4,187,111
Novozymes, Cl. B	9,134		430,057
Orsted	8,173	[c]	716,913
Pandora	4,340		213,411
Tryg	5,238		146,299
Vestas Wind Systems	8,119		662,726
			10,891,153
Finland - 1.1%
Elisa	6,007		328,080
Fortum	19,750		482,175
Kone, Cl. B	14,689		934,466
Metso	4,810		181,752
Neste	18,890		681,761
Nokia	243,864		895,771
Nokian Renkaat	5,430		155,036
Nordea Bank	138,102		1,010,195
Nordea Bank Abp	2,007	[b]	14,678
Orion, Cl. B	4,257		188,679
Sampo, Cl. A	19,154		784,857
Stora Enso, Cl. R	24,537		318,131
UPM-Kymmene	22,948		745,806

10

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Finland - 1.1% (continued)
Wartsila	19,362		204,327
			6,925,714
France - 10.9%
Accor	7,839		336,774
Aeroports de Paris	1,329		252,573
Air Liquide	20,463		2,718,186
Airbus	25,280		3,620,774
Alstom	8,067		348,639
Amundi	2,539	[c]	181,232
Arkema	3,062		312,955
Atos	4,287		331,917
AXA	83,948		2,217,560
BioMerieux	1,765		144,390
BNP Paribas	48,702		2,542,595
Bollore	38,093		164,842
Bollore	221	[b]	942
Bouygues	9,520		403,471
Bureau Veritas	12,787		326,442
Capgemini	6,868		773,265
Carrefour	26,324		447,874
Casino Guichard Perrachon	2,484	[a]	134,004
Cie de Saint-Gobain	21,261		864,791
Cie Generale des Etablissements Michelin	7,384		898,479
CNP Assurances	7,875		156,162
Covivio	2,073		234,670
Credit Agricole	51,192		667,148
Danone	26,734		2,217,150
Dassault Aviation	120		166,626
Dassault Systemes	5,681		862,015
Edenred	10,271		540,688
Eiffage	3,348		359,661
Electricite de France	25,846		266,699
Engie	79,038		1,321,825
EssilorLuxottica	12,265		1,871,308
Eurazeo	1,783		124,286
Eutelsat Communications	7,788		147,661
Faurecia	3,492		162,718
Gecina	2,037		349,413
Getlink	19,452		325,639
Hermes International	1,368		984,096
ICADE	1,199		117,410
Iliad	1,145		118,507

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
France - 10.9% (continued)
Imerys	1,513		58,419
Ingenico Group	2,516		268,656
Ipsen	1,662		177,022
JCDecaux	3,285		89,762
Kering	3,278		1,865,267
Klepierre	9,088		338,436
Legrand	11,513		898,575
L'Oreal	10,945		3,195,782
LVMH Moet Hennessy Louis Vuitton	12,039		5,135,864
Natixis	39,586		181,502
Orange	86,266		1,389,308
Pernod Ricard	9,186		1,695,572
Peugeot	25,390		642,806
Publicis Groupe	9,414		404,753
Remy Cointreau	1,025		137,068
Renault	8,264		421,763
Safran	14,169		2,241,611
Sanofi	48,755		4,492,582
Sartorius Stedim Biotech	1,221		182,751
Schneider Electric	23,808		2,210,808
SCOR	6,984		294,278
SEB	1,044		158,471
Societe BIC	1,164		80,814
Societe Generale	33,181		941,822
Sodexo	3,993		439,105
Suez	15,083		235,088
Teleperformance	2,513		569,519
Thales	4,596		449,236
Total	103,628		5,447,689
Ubisoft Entertainment	3,730	[b]	220,234
Unibail-Rodamco-Westfield	5,978		924,416
Valeo	10,163		377,902
Veolia Environnement	23,079		606,692
Vinci	22,094		2,478,929
Vivendi	39,645		1,103,633
Wendel	1,243		176,062
Worldline	3,480	[b,c]	211,334
			68,758,918
Germany - 8.0%
1&1 Drillisch	2,258		60,390
adidas	7,811		2,411,809
Allianz	18,393		4,492,503
Axel Springer	2,320		165,470

12

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Germany - 8.0% (continued)
BASF	39,778		3,026,983
Bayer	40,390		3,134,368
Bayerische Motoren Werke	14,302		1,095,995
Beiersdorf	4,347		514,637
Brenntag	6,849		343,741
Carl Zeiss Meditec-BR	1,869		203,759
Commerzbank	44,749		267,660
Continental	4,748		634,818
Covestro	7,714	[c]	370,377
Daimler	39,359		2,300,647
Delivery Hero	4,722	[b,c]	221,349
Deutsche Bank	84,363		611,021
Deutsche Boerse	8,222		1,274,171
Deutsche Lufthansa	11,109		192,600
Deutsche Post	42,816		1,516,148
Deutsche Telekom	144,317		2,537,966
Deutsche Wohnen	15,321		576,191
E.ON	95,162		959,135
Evonik Industries	7,867		207,507
Fraport Frankfurt Airport Services Worldwide	1,946		162,648
Fresenius Medical Care & Co.	9,304		673,244
Fresenius SE & Co.	18,037		947,998
GEA Group	7,022		214,665
Hannover Rueck	2,680		474,654
HeidelbergCement	6,372		473,448
Henkel & Co.	4,474		430,874
HOCHTIEF	1,139		142,023
HUGO BOSS	2,893		121,706
Infineon Technologies	54,060		1,047,774
KION Group	3,038		201,874
Knorr-Bremse	2,220		224,050
LANXESS	3,842		249,814
Merck	5,553		662,060
METRO	7,713		125,594
MTU Aero Engines	2,232		595,950
Muenchener Rueckversicherungs-Gesellschaft	6,248		1,735,130
Puma	3,750		282,101
RWE	23,590		719,050
SAP	42,592		5,643,339
Siemens	33,142		3,821,263
Siemens Healthineers	6,760	[c]	287,215

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Germany - 8.0% (continued)
Symrise	5,518		530,987
Telefonica Deutschland Holding	38,134		121,000
ThyssenKrupp	17,853		254,767
TUI	20,240		264,801
Uniper	8,823		274,938
United Internet	5,576		167,973
Volkswagen	1,384		262,253
Vonovia	21,968		1,168,938
Wirecard	5,073	[a]	642,456
Zalando	5,928	[b,c]	256,857
			50,300,689
Hong Kong - 3.4%
AIA Group	523,800		5,244,050
ASM Pacific Technology	12,400		173,595
BOC Hong Kong Holdings	165,000		568,533
Budweiser Brewing Co APAC	44,100	[b,c]	161,240
CK Asset Holdings	111,475		778,168
CK Hutchison Holdings	116,975		1,082,279
CK Infrastructure Holdings	30,500		219,721
CLP Holdings	70,788		734,895
Dairy Farm International Holdings	16,000		96,480
Galaxy Entertainment Group	96,277		665,318
Hang Lung Properties	93,000		204,848
Hang Seng Bank	33,000		689,821
Henderson Land Development	65,138		326,274
HK Electric Investments	127,500		127,240
HKT Trust & HKT	160,660		250,136
Hong Kong & China Gas	438,560		851,828
Hong Kong Exchanges & Clearing	51,742		1,617,773
Hongkong Land Holdings	52,100		286,550
Hysan Development	27,000		106,643
Jardine Matheson Holdings	9,546		545,268
Jardine Strategic Holdings	9,800		316,834
Kerry Properties	28,500		92,382
Link REIT	91,000		992,343
Melco Resorts & Entertainment, ADR	9,266		199,590
MTR	69,756		400,592
New World Development	274,566		393,841
NWS Holdings	75,918		113,161
PCCW	202,000		120,128
Power Assets Holdings	62,000		442,690
Shangri-La Asia	49,000		50,339
Sino Land	133,730		200,357

14

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Hong Kong - 3.4% (continued)
SJM Holdings	92,530		99,191
Sun Hung Kai Properties	68,699		1,042,415
Swire Pacific, Cl. A	22,500		214,492
Swire Properties	53,800		169,585
Techtronic Industries	60,865		477,695
The Bank of East Asia	57,589	[a]	138,902
The Wharf Holdings	58,311		132,607
Vitasoy International Holdings	34,000		138,413
WH Group	408,000	[c]	433,203
Wharf Real Estate Investment	53,311		314,316
Wheelock & Co.	37,000		229,245
Yue Yuen Industrial Holdings	32,800		92,507
			21,535,488
Ireland - .9%
AerCap Holdings	5,296	[b]	306,532
AIB Group	34,440		110,316
Bank of Ireland Group	42,659		205,155
CRH	34,806		1,268,609
DCC	4,167		390,579
Experian	39,378		1,238,481
Flutter Entertainment	3,450	[a]	356,382
James Hardie Industries-CDI	18,684		320,450
Kerry Group, Cl. A	6,861		829,485
Kingspan Group	6,922		358,676
Smurfit Kappa Group	10,215		340,644
			5,725,309
Isle Of Man - .0%
GVC Holdings	24,129		278,174
Israel - .6%
Azrieli Group	1,992		153,450
Bank Hapoalim	48,522		388,099
Bank Leumi Le-Israel	64,013		466,051
Check Point Software Technologies	5,245	[a,b]	589,590
CyberArk Software	1,710	[b]	173,702
Elbit Systems	1,101		180,405
Israel Chemicals	30,384		134,917
Israel Discount Bank, Cl. A	48,177		220,076
Mizrahi Tefahot Bank	6,222		154,294
NICE	2,787	[b]	440,612
Teva Pharmaceutical Industries, ADR	46,167	[a,b]	376,261
Wix.com	2,148	[b]	262,206
			3,539,663

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Italy - 2.0%
Assicurazioni Generali	47,502		962,893
Atlantia	21,366		527,585
Davide Campari-Milano	26,565		243,394
Enel	352,215		2,726,208
Eni	110,067		1,665,822
Ferrari	5,279		844,586
FinecoBank Banca Fineco	26,801		301,901
Intesa Sanpaolo	643,783		1,612,653
Leonardo	16,842		195,540
Mediobanca Banca Di Credito Finanziario	27,718		329,233
Moncler	8,097		311,916
Pirelli & C	18,888	[c]	109,163
Poste Italiane	23,696	[c]	287,538
Prysmian	9,993		230,817
Recordati	4,751		199,605
Snam	90,551		464,561
Telecom Italia	410,131	[b]	240,008
Telecom Italia-RSP	271,717		157,220
Terna Rete Elettrica Nazionale	62,396		412,253
UniCredit	86,929		1,102,149
			12,925,045
Japan - 24.4%
ABC-Mart	1,500		103,065
Acom	15,500		62,723
Advantest	8,500		389,226
Aeon	28,100		568,557
AEON Financial Service	4,860		74,707
AEON Mall	4,480		72,019
AGC	7,660		271,671
Air Water	6,800		128,582
Aisin Seiki	7,100		286,656
Ajinomoto	18,800		358,539
Alfresa Holdings	8,300		186,921
Alps Alpine	9,200		199,693
Amada Holdings	13,400		154,238
ANA Holdings	4,800		165,438
Aozora Bank	4,695		121,342
Asahi Group Holdings	15,700		789,434
Asahi Intecc	8,100		224,271
Asahi Kasei	54,100		606,928
Astellas Pharma	81,695		1,405,965
Bandai Namco Holdings	8,550		527,932

16

Description	Shares	Value ($)
Common Stocks - 97.5% (continued)
Japan - 24.4% (continued)
Benesse Holdings	3,200	86,141
Bridgestone	24,700	1,034,523
Brother Industries	9,100	173,169
CALBEE	3,500	117,326
Canon	43,317	1,188,119
Casio Computer	8,500	138,925
Central Japan Railway	6,200	1,280,017
Chubu Electric Power	27,600	415,444
Chugai Pharmaceutical	9,628	815,781
Coca-Cola Bottlers Japan Holdings	5,500	125,646
Concordia Financial Group	43,300	178,830
Credit Saison	7,700	112,516
CyberAgent	4,600	150,366
Dai Nippon Printing	10,700	288,134
Daicel	11,900	107,551
Daifuku	4,200	225,965
Dai-ichi Life Holdings	46,500	768,828
Daiichi Sankyo	24,583	1,625,360
Daikin Industries	10,800	1,523,141
Daito Trust Construction	3,000	399,204
Daiwa House Industry	24,500	847,370
Daiwa House REIT Investment	84	244,634
Daiwa Securities Group	68,800	311,986
Denso	18,700	876,557
Dentsu	9,200	331,401
Disco	1,200	265,358
East Japan Railway	13,200	1,203,878
Eisai	11,200	817,987
Electric Power Development	5,880	143,420
FamilyMart	11,268	281,309
FANUC	8,429	1,685,956
Fast Retailing	2,558	1,588,239
Fuji Electric	5,200	167,090
FUJIFILM Holdings	15,600	690,508
Fujitsu	8,480	755,497
Fukuoka Financial Group	7,900	154,357
GMO Payment Gateway	1,900	140,578
Hakuhodo DY Holdings	9,400	141,709
Hamamatsu Photonics	6,100	238,939
Hankyu Hanshin Holdings	9,700	390,731
Hikari Tsushin	900	198,518
Hino Motors	13,800	131,879
Hirose Electric	1,433	182,194

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 97.5% (continued)
Japan - 24.4% (continued)
Hisamitsu Pharmaceutical	2,400	112,677
Hitachi	41,880	1,578,014
Hitachi Chemical	4,900	162,668
Hitachi Construction Machinery	4,600	120,293
Hitachi High-Technologies	3,200	200,315
Hitachi Metals	9,800	124,145
Honda Motor	70,559	1,922,257
Hoshizaki	2,500	213,909
Hoya	16,500	1,467,261
Hulic	13,500	147,639
Idemitsu Kosan	8,175	242,623
IHI	6,800	170,079
Iida Group Holdings	7,000	117,455
INPEX	46,000	429,586
Isetan Mitsukoshi Holdings	14,520	116,709
Isuzu Motors	24,500	287,561
ITOCHU	58,300	1,226,033
Itochu Techno-Solutions	4,600	124,510
J Front Retailing	9,100	116,710
Japan Airlines	5,000	156,218
Japan Airport Terminal	2,200	109,806
Japan Exchange Group	21,600	359,833
Japan Post Bank	17,400	174,338
Japan Post Holdings	68,000	627,169
Japan Prime Realty Investment	35	168,210
Japan Real Estate Investment	59	402,658
Japan Retail Fund Investment	109	254,357
Japan Tobacco	51,900	1,180,354
JFE Holdings	20,660	261,526
JGC Holdings	10,400	152,644
JSR	8,100	153,689
JTEKT	9,800	126,504
JXTG Holdings	138,226	652,026
Kajima	19,700	272,907
Kakaku.com	6,200	144,852
Kamigumi	4,700	106,804
Kaneka	2,000	67,321
Kansai Paint	7,800	189,601
Kao	21,200	1,716,574
Kawasaki Heavy Industries	5,700	138,449
KDDI	76,463	2,123,461
Keihan Holdings	4,200	199,130
Keikyu	9,800	196,563

18

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Japan - 24.4% (continued)
Keio	4,300		267,182
Keisei Electric Railway	5,700		234,619
Keyence	3,970		2,530,006
Kikkoman	6,500		314,798
Kintetsu Group Holdings	7,735		423,316
Kirin Holdings	35,500		757,732
Kobayashi Pharmaceutical	2,300		185,082
Kobe Steel	13,300		72,418
Koito Manufacturing	4,700		248,949
Komatsu	39,900		945,496
Konami Holdings	3,900		172,266
Konica Minolta	20,000		147,977
Kose	1,500		268,080
Kubota	45,200		724,941
Kuraray	14,600		175,487
Kurita Water Industries	4,300		125,030
Kyocera	13,900		919,287
Kyowa Kirin	10,805		199,711
Kyushu Electric Power	15,400		154,299
Kyushu Railway	6,600		218,798
Lawson	2,100		116,289
LINE	2,700	[b]	99,759
Lion	9,300		195,835
LIXIL Group	10,924		204,945
M3	19,500		470,210
Makita	9,900		337,823
Marubeni	67,000		475,124
Marui Group	8,500		190,244
Maruichi Steel Tube	2,600		71,747
Mazda Motor	25,600		238,244
McDonald's Holdings Co. Japan	2,700		135,763
Mebuki Financial Group	42,530		109,092
Medipal Holdings	8,000		183,869
MEIJI Holdings	4,942		357,871
Mercari	3,000	[b]	68,090
Minebea Mitsumi	16,100		310,103
MISUMI Group	12,638		321,129
Mitsubishi	58,498		1,497,254
Mitsubishi Chemical Holdings	54,780		421,338
Mitsubishi Electric	78,900		1,137,215
Mitsubishi Estate	51,100		997,252
Mitsubishi Gas Chemical	6,700		95,732
Mitsubishi Heavy Industries	13,770		561,307

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 97.5% (continued)
Japan - 24.4% (continued)
Mitsubishi Materials	4,500	130,429
Mitsubishi Motors	28,600	131,890
Mitsubishi Tanabe Pharma	10,700	129,006
Mitsubishi UFJ Financial Group	532,690	2,810,693
Mitsubishi UFJ Lease & Finance	18,600	115,227
Mitsui & Co.	71,600	1,238,198
Mitsui Chemicals	8,500	204,885
Mitsui Fudosan	38,586	993,682
Mitsui OSK Lines	5,000	137,791
Mizuho Financial Group	1,044,400	1,632,510
MonotaRO	5,500	168,326
MS&AD Insurance Group Holdings	20,457	664,725
Murata Manufacturing	24,900	1,351,872
Nabtesco	4,600	149,088
Nagoya Railroad	8,400	268,358
NEC	10,580	421,280
NEXON	20,900	242,888
NGK Insulators	10,700	165,865
NGK Spark Plug	6,626	136,030
NH Foods	3,300	138,888
Nidec	9,700	1,444,805
Nikon	13,060	168,103
Nintendo	4,825	1,725,544
Nippon Building Fund	57	432,818
Nippon Electric Glass	3,417	77,807
Nippon Express	3,200	184,017
Nippon Paint Holdings	6,600	363,645
Nippon Prologis REIT	87	243,300
Nippon Steel	35,961	529,974
Nippon Telegraph & Telephone	27,800	1,383,950
Nippon Yusen	7,180	130,515
Nissan Chemical	5,500	228,169
Nissan Motor	100,200	639,669
Nisshin Seifun Group	9,138	181,931
Nissin Foods Holdings	2,800	212,612
Nitori Holdings	3,400	519,807
Nitto Denko	6,700	374,738
Nomura Holdings	142,500	653,581
Nomura Real Estate Holdings	5,500	131,095
Nomura Real Estate Master Fund	183	349,935
Nomura Research Institute	15,249	326,331
NSK	16,500	155,237
NTT Data	28,400	376,598

20

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Japan - 24.4% (continued)
NTT Docomo	57,700		1,589,568
Obayashi	27,300		283,137
Obic	2,800		353,922
Odakyu Electric Railway	12,400		303,484
Oji Holdings	39,800		208,232
Olympus	50,200		687,990
Omron	8,300		491,897
Ono Pharmaceutical	17,100		324,138
Oracle Japan	1,600		141,939
Oriental Land	8,600		1,265,034
ORIX	57,300		905,477
Osaka Gas	15,800		310,616
Otsuka	4,300		174,803
Otsuka Holdings	16,900		710,179
Pan Pacific International Holdings	19,600		309,818
Panasonic	95,395		809,961
Park24	4,600		109,005
PeptiDream	4,300	[b]	217,409
Persol Holdings	7,200		139,346
Pigeon	5,000		246,319
Pola Orbis Holdings	3,900		88,914
Rakuten	36,700		352,760
Recruit Holdings	58,700		1,962,827
Renesas Electronics	33,300	[b]	228,188
Resona Holdings	92,800		408,272
Ricoh	28,100		252,403
Rinnai	1,400		103,584
Rohm	4,200		336,809
Ryohin Keikaku	9,800		220,067
Sankyo	2,000		70,284
Santen Pharmaceutical	16,200		288,777
SBI Holdings	9,830		215,734
Secom	9,100		848,148
Sega Sammy Holdings	7,484		105,895
Seibu Holdings	9,200		162,974
Seiko Epson	11,400		162,359
Sekisui Chemical	16,600		291,910
Sekisui House	27,700		600,735
Seven & i Holdings	32,560		1,236,189
Seven Bank	26,000		75,840
SG Holdings	6,200		154,383
Sharp	8,500		99,097
Shimadzu	9,900		267,508

21

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 97.5% (continued)
Japan - 24.4% (continued)
Shimamura	1,000	85,286
Shimano	3,300	553,107
Shimizu	24,700	231,927
Shin-Etsu Chemical	15,700	1,767,867
Shinsei Bank	6,900	108,749
Shionogi & Co.	11,600	700,146
Shiseido	17,300	1,436,674
Showa Denko KK	6,000	170,849
SMC	2,500	1,092,462
Softbank	72,400	995,592
SoftBank Group	71,500	2,774,192
Sohgo Security Services	3,100	169,655
Sompo Holdings	14,470	572,690
Sony	55,080	3,379,063
Sony Financial Holdings	6,800	147,284
Stanley Electric	5,300	148,708
Subaru	26,600	769,255
Sumco	10,100	170,313
Sumitomo	51,300	837,503
Sumitomo Chemical	62,800	290,186
Sumitomo Dainippon Pharma	7,400	130,334
Sumitomo Electric Industries	33,500	464,235
Sumitomo Heavy Industries	4,900	154,047
Sumitomo Metal Mining	10,500	355,477
Sumitomo Mitsui Financial Group	57,500	2,065,932
Sumitomo Mitsui Trust Holdings	14,264	525,175
Sumitomo Realty & Development	14,300	522,131
Sumitomo Rubber Industries	7,400	98,881
Sundrug	3,000	99,870
Suntory Beverage & Food	6,300	269,525
Suzuken	3,212	172,512
Suzuki Motor	15,900	756,351
Sysmex	7,200	472,510
T&D Holdings	25,100	283,563
Taiheiyo Cement	5,200	148,310
Taisei	8,900	354,385
Taisho Pharmaceutical Holdings	1,600	115,122
Taiyo Nippon Sanso	6,000	141,791
Takeda Pharmaceutical	64,323	2,339,668
TDK	5,600	561,608
Teijin	8,200	165,686
Terumo	27,900	917,168
The Bank of Kyoto	2,400	96,453

22

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Japan - 24.4% (continued)
The Chiba Bank	25,000		137,744
The Chugoku Electric Power	12,000		160,126
The Kansai Electric Power Company	31,199		365,322
The Shizuoka Bank	18,300		140,991
The Yokohama Rubber Company	5,400		121,861
THK	5,100		149,000
Tobu Railway	8,000		268,543
Toho	5,200		210,427
Toho Gas	3,200		125,197
Tohoku Electric Power	18,800		193,936
Tokio Marine Holdings	27,700		1,505,173
Tokyo Century	1,700		79,341
Tokyo Electric Power Co. Holdings	64,472	[b]	299,703
Tokyo Electron	6,800		1,390,036
Tokyo Gas	16,400		401,837
Tokyu	22,210		421,823
Tokyu Fudosan Holdings	26,500		176,928
Toppan Printing	12,200		227,190
Toray Industries	59,400		423,924
Toshiba	22,300		765,085
Tosoh	11,900		165,073
TOTO	6,400		264,024
Toyo Seikan Group Holdings	6,300		100,751
Toyo Suisan Kaisha	4,000		168,905
Toyoda Gosei	2,400		56,805
Toyota Industries	6,300		382,702
Toyota Motor	99,055		6,917,981
Toyota Tsusho	9,500		331,651
Trend Micro	5,600		285,212
Tsuruha Holdings	1,600		181,202
Unicharm	18,000		614,890
United Urban Investment	128		258,394
USS	10,200		198,918
Welcia Holdings	2,100		121,539
West Japan Railway	7,000		610,418
Yakult Honsha	5,400		311,029
Yamada Denki	26,900		130,278
Yamaha	6,000		281,693
Yamaha Motor	12,300		243,745
Yamato Holdings	12,800		216,198
Yamazaki Baking	5,000		85,471
Yaskawa Electric	10,200		394,814
Yokogawa Electric	10,500		194,171

23

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Japan - 24.4% (continued)
Z Holdings	114,100		352,898
ZOZO	9,200	[a]	215,624
			154,182,693
Luxembourg - .3%
ArcelorMittal	28,386		418,847
Aroundtown	40,172		338,986
Eurofins Scientific	526		266,455
Millicom International Cellular, SDR	2,847		129,735
RTL Group	1,680		85,366
SES	16,050		310,933
Tenaris	21,215		214,227
			1,764,549
Macau - .1%
MGM China Holdings	40,000		63,604
Sands China	109,013		539,086
Wynn Macau	76,000		165,657
			768,347
Mexico - .0%
Fresnillo	9,224		84,833
Netherlands - 4.8%
ABN AMRO Bank-CVA	18,110	[c]	337,106
Adyen	443	[b,c]	310,973
Aegon	78,702		340,221
Akzo Nobel	9,844		906,318
ASML Holding	18,446		4,834,614
EXOR	4,861		372,564
Heineken	11,204		1,142,868
Heineken Holding	4,967		473,090
ING Groep	168,716		1,905,775
Koninklijke Ahold Delhaize	51,223		1,275,405
Koninklijke DSM	7,844		929,519
Koninklijke KPN	153,032		474,481
Koninklijke Philips	40,083		1,755,548
Koninklijke Vopak	2,887		158,385
NN Group	13,422		511,510
NXP Semiconductors	12,342		1,403,039
Prosus	21,083	[b]	1,453,863
QIAGEN	9,588	[b]	287,762
Randstad	5,213		288,610
Royal Dutch Shell, Cl. A	188,667		5,457,224
Royal Dutch Shell, Cl. B	162,315		4,663,450
Wolters Kluwer	12,091		890,286
			30,172,611

24

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
New Zealand - .2%
a2 Milk	30,868	[b]	257,283
Auckland International Airport	40,571		241,912
Fisher & Paykel Healthcare	26,119		320,690
Fletcher Building	40,161		117,931
Meridian Energy	53,015		156,357
Ryman Healthcare	16,130		133,512
Spark New Zealand	75,964		218,195
			1,445,880
Norway - .6%
Aker BP	4,923		135,921
DNB	41,582		755,572
Equinor	43,223		799,490
Gjensidige Forsikring	9,414		175,972
Mowi	18,792		458,145
Norsk Hydro	58,743		207,284
Orkla	33,760		324,305
Schibsted, Cl. B	4,266		119,127
Telenor	31,762		594,578
Yara International	7,578		294,924
			3,865,318
Portugal - .2%
Banco Espirito Santo	118,053	[b,d]	0
Energias de Portugal	113,725		468,030
Galp Energia	21,385		340,588
Jeronimo Martins	11,859		198,990
			1,007,608
Russia - .0%
Evraz	23,508		111,816
Singapore - 1.3%
Ascendas Real Estate Investment Trust	110,033		256,389
CapitaLand	115,200		304,840
CapitaLand Commercial Trust	107,051		161,310
CapitaLand Mall Trust	116,600		217,696
City Developments	19,800		157,038
ComfortDelGro	93,200		157,566
DBS Group Holdings	77,588		1,482,809
Genting Singapore	249,127		172,134
Golden Agri-Resources	278,440		41,957
Jardine Cycle & Carriage	4,113		98,921
Keppel	65,300		329,272
Oversea-Chinese Banking	138,101		1,112,563
SATS	27,600		102,451
Sembcorp Industries	43,254		72,808

25

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Singapore - 1.3% (continued)
Singapore Airlines	22,133		153,090
Singapore Exchange	33,500		220,140
Singapore Press Holdings	69,075		112,717
Singapore Technologies Engineering	64,700		189,756
Singapore Telecommunications	352,751		855,657
Suntec Real Estate Investment Trust	84,200		115,118
United Overseas Bank	54,463		1,074,087
UOL Group	21,111		121,038
Venture	12,500		145,448
Wilmar International	86,800		239,259
			7,894,064
South Africa - .0%
Investec	30,160		170,960
Spain - 2.8%
ACS Actividades de Construccion y Servicios	11,205		454,764
Aena	2,912	[c]	534,255
Amadeus IT Group	18,992		1,405,199
Banco Bilbao Vizcaya Argentaria	288,640		1,520,429
Banco de Sabadell	253,721		278,391
Banco Santander	727,972		2,917,994
Bankia	54,722		104,242
Bankinter	30,826		213,157
CaixaBank	153,385		438,795
Cellnex Telecom	10,669	[c]	460,021
Enagas	9,933		245,827
Endesa	13,663		371,816
Ferrovial	21,603		637,523
Grifols	13,226		426,008
Iberdrola	260,054		2,670,672
Industria de Diseno Textil	47,179		1,470,694
Mapfre	46,873		130,694
Natural Energy Group	13,394		364,645
Red Electrica	18,510		372,628
Repsol	62,835		1,030,174
Siemens Gamesa Renewable Energy	9,723		133,653
Telefonica	202,291		1,551,104
			17,732,685
Sweden - 2.4%
Alfa Laval	13,221		305,478
Assa Abloy, Cl. B	43,340		1,027,876
Atlas Copco, Cl. A	29,029		1,025,487
Atlas Copco, Cl. B	17,505		542,244

26

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Sweden - 2.4% (continued)
Boliden	11,970		321,883
Electrolux, Ser. B	9,972		261,804
Epiroc, Cl. A	29,339		329,983
Epiroc, Cl. B	17,899		194,641
Ericsson, Cl. B	132,888		1,161,017
Essity, Cl. B	26,163		816,400
Hennes & Mauritz, Cl. B	34,691		724,847
Hexagon, Cl. B	11,207		572,090
Husqvarna, Cl. B	16,780		128,356
ICA Gruppen	3,745		165,614
Industrivarden, Cl. C	6,781		146,706
Investor, Cl. B	19,695		1,008,645
Kinnevik, Cl. B	10,806		295,339
L E Lundbergforetagen, Cl. B	3,026		113,886
Lundin Petroleum	7,941		262,186
Sandvik	48,775		860,509
Securitas, Cl. B	12,918		206,566
Skandinaviska Enskilda Banken, Cl. A	70,266		673,282
Skanska, Cl. B	15,311		325,860
SKF, Cl. B	16,944		306,304
Svenska Handelsbanken, Cl. A	65,989		660,594
Swedbank, Cl. A	40,396		565,001
Swedish Match	7,498		351,926
Tele2, Cl. B	22,256		318,200
Telia	121,978		536,260
Volvo, Cl. B	64,210		960,254
			15,169,238
Switzerland - 9.5%
ABB	79,722		1,672,020
Adecco Group	6,713		397,949
Alcon	17,966	[b]	1,061,023
Baloise Holding	2,163		399,492
Barry Callebaut	103		217,172
Chocoladefabriken Lindt & Spruengli	4		327,623
Chocoladefabriken Lindt & Spruengli-PC	48		356,655
Cie Financiere Richemont	22,600		1,777,760
Clariant	8,861		181,531
Coca-Cola HBC	8,846		269,279
Credit Suisse Group	110,620		1,371,396
Dufry	1,852		160,663
EMS-Chemie Holding	377		235,792
Geberit	1,598		810,906
Givaudan	400		1,174,658

27

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Switzerland - 9.5% (continued)
Glencore	475,204		1,432,090
Julius Baer Group	10,045		443,141
Kuehne + Nagel International	2,418		390,581
LafargeHolcim	20,998		1,082,999
Lonza Group	3,221		1,159,103
Nestle	132,816		14,179,606
Novartis	93,131		8,127,367
Pargesa Holding-BR	1,815		143,323
Partners Group Holding	807		629,239
Roche Holding	30,459		9,163,944
Schindler Holding	846		199,987
Schindler Holding-PC	1,807		441,813
SGS	230		598,723
Sika	5,515		947,585
Sonova Holding	2,383		545,928
STMicroelectronics	30,472		691,263
Straumann Holding	457		407,571
Swiss Life Holding	1,475		737,425
Swiss Prime Site	3,356		345,636
Swiss Re	13,190		1,381,173
Swisscom	1,117		570,672
Temenos	2,919		416,472
The Swatch Group	1,296		358,650
The Swatch Group	2,353		126,058
UBS Group	167,011		1,970,611
Vifor Pharma	2,009		315,758
Zurich Insurance Group	6,554		2,561,142
			59,781,779
United Arab Emirates - .0%
NMC Health	4,176		118,087
United Kingdom - 14.2%
3i Group	41,787		610,573
Admiral Group	8,590		224,989
Anglo American	45,578		1,169,926
Ashtead Group	20,046		609,695
Associated British Foods	16,049		462,765
AstraZeneca	56,849		5,523,688
Auto Trader Group	40,945	[c]	298,180
Aviva	169,029		909,088
BAE Systems	138,484		1,033,618
Barclays	746,194		1,621,925
Barratt Developments	42,944		351,121
Berkeley Group Holdings	5,392		307,389

28

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
United Kingdom - 14.2% (continued)
BP	881,819		5,589,099
British American Tobacco	99,377		3,478,230
BT Group	364,477		966,440
Bunzl	14,940		388,599
Burberry Group	17,646		467,212
Centrica	236,663		222,441
CNH Industrial	43,469		472,593
Coca-Cola European Partners	10,149		543,073
Compass Group	68,686		1,829,273
Croda International	5,434		338,995
Diageo	102,944		4,219,814
Direct Line Insurance Group	60,342		212,684
easyJet	6,768		108,535
Ferguson	10,010		853,971
Fiat Chrysler Automobiles	46,849		727,748
G4S	66,375		177,804
GlaxoSmithKline	216,147		4,951,833
Halma	16,122		391,255
Hargreaves Lansdown	12,745		292,544
HSBC Holdings	877,220		6,624,669
Imperial Brands	41,364		906,802
Informa	53,725		539,343
InterContinental Hotels Group	7,415		447,594
Intertek Group	6,920		479,744
ITV	158,945		275,377
J Sainsbury	76,796		202,437
John Wood Group	29,942		131,211
Johnson Matthey	8,172		324,978
Kingfisher	87,533		234,936
Land Securities Group	29,758		362,342
Legal & General Group	257,182		878,492
Lloyds Banking Group	3,070,773		2,259,348
London Stock Exchange Group	13,613		1,226,241
M&G	110,795	[b]	306,842
Marks & Spencer Group	88,850		208,892
Meggitt	32,628		263,901
Melrose Industries	208,555		575,693
Merlin Entertainments	31,172	[c]	183,521
Micro Focus International	15,453		212,181
Mondi	21,547		445,877
National Grid	147,709		1,724,501
Next	6,023		513,521
Ocado Group	20,689	[b]	356,165

29

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
United Kingdom - 14.2% (continued)
Pearson	34,881		308,239
Persimmon	13,502		398,243
Prudential	110,795		1,935,344
Reckitt Benckiser Group	30,652		2,368,010
RELX	84,441		2,032,292
Rentokil Initial	79,279		466,744
Rio Tinto	16,053		1,005,690
Rio Tinto	49,165		2,556,351
Rolls-Royce Holdings	73,918	[b]	678,865
Rolls-Royce Holdings	3,400,228	[b,e]	4,404
Royal Bank of Scotland Group	215,625		594,092
RSA Insurance Group	46,504		314,568
Schroders	5,696		228,359
Segro	46,880		512,649
Severn Trent	10,397		303,698
Smith & Nephew	37,816		809,476
Smiths Group	16,741		349,895
Spirax-Sarco Engineering	3,106		318,851
SSE	44,558		740,813
St. James's Place	22,334		301,165
Standard Chartered	120,747		1,096,431
Standard Life Aberdeen	103,058		405,161
Taylor Wimpey	144,434		309,638
Tesco	423,776		1,291,103
The British Land Company	37,853		304,298
The Sage Group	48,291		450,262
The Weir Group	10,681		186,297
Unilever	63,149		3,729,273
Unilever	48,069		2,878,254
United Utilities Group	28,753		324,108
Vodafone Group	1,157,003		2,358,991
Whitbread	5,639		296,635
Wm Morrison Supermarkets	103,267		265,995
WPP	54,399		678,726
			89,842,628
United States - .1%
Carnival	7,221		289,217
Total Common Stocks (cost $460,943,033)			616,254,812

30

Description	Preferred Dividend Yield (%)	Shares		Value ($)
Preferred Stocks - .5%
Germany - .5%
Bayerische Motoren Werke	6.13	2,251		138,707
Fuchs Petrolub	2.30	2,998		127,996
Henkel & Co.	1.95	7,686		798,757
Porsche Automobil Holding	3.20	6,559		482,807
Sartorius	0.35	1,567		304,445
Volkswagen	2.68	8,032		1,529,146
Total Preferred Stocks (cost $2,267,877)				3,381,858
		Principal Amount ($)
Short-Term Investments - .1%
U.S. Treasury Bills - .1%
1.76%, 12/12/19 (cost $533,942)		535,000	[f,g]	534,093
	1-Day Yield (%)
Investment Companies - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $8,547,273)	1.79	8,547,273	[h]	8,547,273

31

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,499,874)	1.79	1,499,874	[h]	1,499,874
Total Investments (cost $473,791,999)		99.7%		630,217,910
Cash and Receivables (Net)		.3%		2,090,197
Net Assets		100.0%		632,308,107

ADR—American Depository Receipt

BR—Bearer Certificate

CDI—Chess Depository Interest

CVA—Company Voluntary Arrangement

PC—Participation Certificate

REIT—Real Estate Investment Trust

RSP—Risparmio (Savings) Shares

SDR—Swedish Depository Receipts

a Security, or portion thereof, on loan. At October 31, 2019, the value of the fund’s securities on loan was $3,142,062 and the value of the collateral was $3,268,183, consisting of cash collateral of $1,499,874 and U.S. Government & Agency securities valued at $1,768,309.

b Non-income producing security.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, these securities were valued at $5,360,477 or .85% of net assets.

d The fund held Level 3 securities at October 31, 2019, these securities were valued at $0 or .0% of net assets.

e The valuation of this security has been determined in good faith by management under the direction of the Board of Directors. At October 31, 2019, the value of this security amounted to $4,404 or .0% of net assets.

f Held by a counterparty for open exchange traded derivative contracts.

g Security is a discount security. Income is recognized through the accretion of discount.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

32

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	10.1
Banks	9.6
Pharmaceuticals Biotechnology & Life Sciences	9.3
Materials	6.9
Food, Beverage & Tobacco	6.8
Insurance	5.4
Energy	4.9
Automobiles & Components	4.2
Consumer Durables & Apparel	4.0
Telecommunication Services	3.8
Utilities	3.7
Real Estate	3.5
Diversified Financials	3.1
Household & Personal Products	3.1
Transportation	2.6
Technology Hardware & Equipment	2.5
Software & Services	2.5
Health Care Equipment & Services	2.3
Commercial & Professional Services	2.0
Retailing	1.8
Semiconductors & Semiconductor Equipment	1.7
Investment Companies	1.6
Consumer Services	1.4
Food & Staples Retailing	1.4
Media & Entertainment	1.4
U.S. Treasury Bills	.1
99.7

† Based on net assets.

See notes to financial statements.

33

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/18($)	Purchases($)	Sales($)	Value 10/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	9,952,974	122,568,191	123,973,892	8,547,273	1.4	261,284
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	65,220,983	63,721,109	1,499,874.2		-
Total	9,952,974	187,789,174	187,695,001	10,047,147	1.6	261,284

See notes to financial statements.

34

STATEMENT OF FUTURES

October 31, 2019

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation ($)
Futures Long
MSCI EAFE Index	110	12/19	10,473,919	10,764,600	290,681
Gross Unrealized Appreciation				290,681

See notes to financial statements.

35

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,142,062)—Note 1(c):
Unaffiliated issuers	463,744,852	620,170,763
Affiliated issuers	10,047,147	10,047,147
Cash denominated in foreign currency	164,746	165,735
Tax reclaim receivable		2,252,739
Dividends, interest and securities lending income receivable		1,802,611
Receivable for shares of Common Stock subscribed		622,832
Cash collateral held by broker—Note 4		36
		635,061,863
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		247,945
Liability for securities on loan—Note 1(c)		1,499,874
Payable for shares of Common Stock redeemed		891,790
Payable for investment securities purchased		76,613
Payable for futures variation margin—Note 4		32,450
Directors fees and expenses payable		4,178
Interest payable—Note 2		906
		2,753,756
Net Assets ($)		632,308,107
Composition of Net Assets ($):
Paid-in capital		543,016,960
Total distributable earnings (loss)		89,291,147
Net Assets ($)		632,308,107

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	366,091,692	266,216,415
Shares Outstanding	20,901,406	15,188,816
Net Asset Value Per Share ($)	17.52	17.53

See notes to financial statements.

36

STATEMENT OF OPERATIONS

Year Ended October 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $1,876,907 foreign taxes withheld at source):
Unaffiliated issuers	20,033,972
Affiliated issuers	261,284
Income from securities lending—Note 1(c)	18,358
Interest	16,823
Total Income	20,330,437
Expenses:
Management fee—Note 3(a)	2,112,772
Shareholder servicing costs—Note 3(b)	872,100
Directors’ fees—Note 3(a,c)	57,996
Loan commitment fees—Note 2	14,336
Interest expense—Note 2	3,927
Total Expenses	3,061,131
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(57,996)
Net Expenses	3,003,135
Investment Income—Net	17,327,302
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(8,041,814)
Net realized gain (loss) on futures	144,815
Net realized gain (loss) on forward foreign currency exchange contracts	(8,333)
Net Realized Gain (Loss)	(7,905,332)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	52,825,275
Net change in unrealized appreciation (depreciation) on futures	399,097
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	1
Net Change in Unrealized Appreciation (Depreciation)	53,224,373
Net Realized and Unrealized Gain (Loss) on Investments	45,319,041
Net Increase in Net Assets Resulting from Operations	62,646,343

See notes to financial statements.

37

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
Operations ($):
Investment income—net	17,327,302	14,295,616
Net realized gain (loss) on investments	(7,905,332)	(3,038,201)
Net change in unrealized appreciation (depreciation) on investments	53,224,373	(54,247,558)
Net Increase (Decrease) in Net Assets Resulting from Operations	62,646,343	(42,990,143)
Distributions ($):
Distributions to shareholders:
Investor Shares	(8,364,440)	(9,690,563)
Class I	(5,935,815)	(4,110,609)
Total Distributions	(14,300,255)	(13,801,172)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	105,823,624	129,568,834
Class I	148,869,919	113,058,264
Distributions reinvested:
Investor Shares	8,283,721	9,622,337
Class I	2,613,946	-
Cost of shares redeemed:
Investor Shares	(113,641,135)	(222,344,569)
Class I	(121,154,112)	(31,706,560)
Increase (Decrease) in Net Assets from Capital Stock Transactions	30,795,963	(1,801,694)
Total Increase (Decrease) in Net Assets	79,142,051	(58,593,009)
Net Assets ($):
Beginning of Period	553,166,056	611,759,065
End of Period	632,308,107	553,166,056
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	6,463,952	7,291,243
Shares issued for distributions reinvested	557,451	539,671
Shares redeemed	(6,941,947)	(12,492,543)
Net Increase (Decrease) in Shares Outstanding	79,456	(4,661,629)
Class Ia
Shares sold	9,196,723	6,270,089
Shares issued for distributions reinvested	176,142	74,652
Shares redeemed	(7,407,853)	(1,800,643)
Net Increase (Decrease) in Shares Outstanding	1,965,012	4,544,098

[a]During the period ended October 31, 2019, 24,506 Class I shares representing $413,732 were exchanged for 24,506 Investor shares and during the period ended October 31, 2018, 844,229 Investor shares representing $15,382,638 were exchanged for 844,719 Class I shares.

See notes to financial statements.

38

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2019	2018	2017	2016[a]	2015
Per Share Data ($):
Net asset value, beginning of period	16.24	17.90	15.01	15.86	16.54
Investment Operations:
Investment income—net[b]	.46	.40	.35	.36	.35
Net realized and unrealized gain (loss) on investments	1.22	(1.67)	2.96	(.89)	(.60)
Total from Investment Operations	1.68	(1.27)	3.31	(.53)	(.25)
Distributions:
Dividends from investment income—net	(.40)	(.39)	(.42)	(.32)	(.43)
Net asset value, end of period	17.52	16.24	17.90	15.01	15.86
Total Return (%)	10.79	(7.30)	22.71	(3.37)	(1.46)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61	.61	.61	.61	.61
Ratio of net expenses to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	2.76	2.24	2.20	2.43	2.14
Portfolio Turnover Rate	7.58	7.48	9.18	5.53	8.44
Net Assets, end of period ($ x 1,000)	366,092	338,147	456,213	514,975	575,306

a On August 31, 2016, the fund redesignated existing shares as Investor shares.

b Based on average shares outstanding.

See notes to financial statements.

39

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	16.26	17.92	15.02	15.15
Investment Operations:
Investment income—net[b]	.50	.46	.42	.02
Net realized and unrealized gain (loss) on investments	1.22	(1.69)	2.94	(.15)
Total from Investment Operations	1.72	(1.23)	3.36	(.13)
Distributions:
Dividends from investment income—net	(.45)	(.43)	(.46)	-
Net asset value, end of period	17.53	16.26	17.92	15.02
Total Return (%)	11.06	(7.06)	23.04	(.86)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.36	.36	.36	.40[d]
Ratio of net expenses to average net assets	.35	.35	.35	.39[d]
Ratio of net investment income to average net assets	3.02	2.55	2.48	1.95[d]
Portfolio Turnover Rate	7.58	7.48	9.18	5.53
Net Assets, end of period ($ x 1,000)	266,216	215,019	155,546	673

a From August 31, 2016 (commencement of initial offering) to October 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

40

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon International Stock Index Fund (the “fund”) is a separate non-diversified series of BNY Mellon Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE®). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus International Stock Index Fund to BNY Mellon International Stock Index Fund and the Company changed its name from Dreyfus Index Funds, Inc. to BNY Mellon Index Funds, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares which are sold to the public without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

41

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

42

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either

43

NOTES TO FINANCIAL STATEMENTS (continued)

categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	616,250,408	4,404††	0	616,254,812
Equity Securities - Preferred Stocks	3,381,858	-	-	3,381,858
Investment Companies	10,047,147	-	-	10,047,147
U.S. Treasury	-	534,093	-	534,093
Other Financial Instruments:
Futures†††	290,681	-	-	290,681

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

44

Equity Securities— Foreign Common Stock ($)
Balance as of 10/31/2018	0
Realized gain (loss)	0
Change in unrealized appreciation (depreciation)	0
Purchases/Issuances	-
Sales/Dispositions	0
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 10/31/2019†	0
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 10/31/2019	0

† Securities deemed as Level 3 have been determined to be worthless by managements own assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the

45

NOTES TO FINANCIAL STATEMENTS (continued)

form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2019, The Bank of New York Mellon earned $3,718 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

46

As of and during the period ended October 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $17,229,675, accumulated capital losses $48,979,027 and unrealized appreciation $121,040,499.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2019. The fund has $48,979,027 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2019 and October 31, 2018 were as follows: ordinary income $14,300,255 and $13,801,172, respectively.

(h) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended October 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility

47

NOTES TO FINANCIAL STATEMENTS (continued)

is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2019 was approximately $135,340 with a related weighted average annualized interest rate of 2.90%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2019, fees reimbursed by the Adviser amounted to $57,996.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2019, the fund was charged $872,100 pursuant to the Shareholder Services Plan.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $182,293 and Shareholder Services Plan fees of $75,840, which are

48

offset against an expense reimbursement currently in effect in the amount of $10,188.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities futures and foreign currency exchange contracts (“forward contracts”), during the period ended October 31, 2019, amounted to $80,712,201 and $44,466,208, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2019, are set forth in the Statement of Futures.

49

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At October 31, 2019, there were no forward contracts outstanding.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2019 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Equity risk	290,681	[1]	Equity risk	-
Gross fair value of derivative contracts	290,681			-

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

50

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2019 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Forward Contracts	[2]	Total
Equity	144,815		-		144,815
Foreign exchange	-		(8,333)		(8,333)
Total	144,815		(8,333)		136,482

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[3]	Forward Contracts	[4]	Total
Equity	399,097		-		399,097
Foreign exchange	-		1		1
Total	399,097		1		399,098

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on forward foreign currency exchange contracts.
[3]	Net change in unrealized appreciation (depreciation) on futures.
[4]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2019:

Average Market Value ($)
Equity futures	14,273,558
Forward contracts	481,302

At October 31, 2019, the cost of investments for federal income tax purposes was $509,144,236; accordingly, accumulated net unrealized appreciation on investments was $121,073,674 consisting of $199,648,281 gross unrealized appreciation and $78,574,607 gross unrealized depreciation.

51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon International Stock Index Fund (formerly, Dreyfus International Stock Index Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon International Stock Index Fund (the “Fund”) (formerly, Dreyfus International Stock Index Fund) (one of the funds constituting BNY Mellon Index Funds, Inc.), including the statements of investments, investments in affiliated issuers and futures, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Index Funds, Inc.) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2019

52

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2019:

- the total amount of taxes paid to foreign countries was $1,806,257

- the total amount of income sourced from foreign countries was $22,512,095

Where required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2019 calendar year with Form 1099-DIV which will be mailed in early 2020. For the fiscal year ended October 31, 2019, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $14,300,255 represents the maximum amount that may be considered qualified dividend income.

53

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Peggy C. Davis (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 44

———————

David P. Feldman (79)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 30

———————

54

Gina D. France (61)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 30

———————

Joan Gulley (72)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 50

———————

Ehud Houminer (79)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 50

———————

Lynn Martin (79)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 30

———————

55

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (56)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present; Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James F. Henry, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

56

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since November 2019; Managing Counsel of BNY Mellon from April 2014 to November 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

57

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since November 2019; Counsel of BNY Mellon from May 2016 to November 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

58

NOTES

59

NOTES

60

NOTES

61

For More Information

BNY Mellon International Stock Index Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols: Investor: DIISX Class I: DINIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 0079AR1019

BNY Mellon S&P 500 Index Fund

ANNUAL REPORT October 31, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon S&P 500 Index Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon S&P 500 Index Fund (formerly, Dreyfus S&P 500 Index Fund), covering the 12-month period from November 1, 2018 through October 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, a pivot in stance from the Fed helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending.

In fixed-income markets, a risk-off mentality prevailed to start the period, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of 2018, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing accommodative policies. This further buoyed fixed-income instrument prices. The Fed cut rates in July, September and October of 2019, for a total 75-basis-point reduction in the federal funds rate during the 12 months. Concerns about the pace of global economic growth also fueled demand for fixed-income instruments during much of the reporting period, resulting in positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through October 31, 2019, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA and Richard A. Brown, CFA, portfolio managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2019, BNY Mellon S&P 500 Index Fund (formerly, Dreyfus S&P 500 Index Fund) produced a total return of 13.76%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 14.31% for the same period.2,3

U.S. equities advanced during the reporting period, supported by a sound U.S. economic environment and supportive central bank policy. The difference in returns between the fund and the Index during the reporting period was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to the Index. The fund generally invests in all 500 stocks in the Index in proportion to their weighting in the Index.

The Index is an unmanaged index of 500 common stocks, chosen to reflect the industries of the U.S. economy, and is often considered a proxy for the stock market in general. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally must have market capitalizations in excess of $6.1 billion, to the extent consistent with market conditions.

Markets Pivot on Central Bank and Trade Activity

During the fourth quarter of 2018, many equity markets felt pressure from slowing global growth, escalating trade issues between the U.S. and China, Brexit difficulties and additional geopolitical issues elsewhere in Europe and the emerging markets. Renewed articulation of hawkish narratives by U.S. Federal Reserve (“Fed”) officials alarmed investors and stoked volatility. In December 2018, equities reached new lows for the year, as economic and political news continued to unnerve investors. Investors also feared the European Central Bank (ECB) would proceed with its plan to conclude stimulus measures in January, despite moderating growth rates.

January 2019 marked a turnaround in the markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered. The ECB announced it would provide additional stimulus to support the eurozone economy. China also announced plans to stoke its slowing economic growth rate. At its first meeting of the year, the Fed emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. The rebound continued throughout the month of January, and equity markets maintained an upward trajectory through April 2019. However, renewed trade tensions between the U.S. and China in May caused stocks to pull back once again. The dip was short-lived, as markets rose once again in June. At the end of July and again in September and October, the Fed cut the federal funds rate by 25 basis points. Supported by rate cuts and moderate economic growth, equity markets went on to post solid gains during the last several months of the period, despite occasional pockets of volatility.

During the period, large-cap stocks generally outperformed both their mid-cap and small-cap counterparts.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Information Technology Stocks Lead the Market

The information technology sector led the Index over the reporting period. Money that exited the markets during the fourth-quarter 2018 volatility came back in early 2019 and went into the fastest-growing companies in the software, cloud computing, online advertising and payment services industries. Companies such as Microsoft, Oracle and salesforce.com were some of the best performers. Consumer discretionary stocks also posted high returns. Some workers are enjoying increases in pay that exceed the rate of inflation, which is supportive of strong consumer spending. Home improvement and automotive retailers, such as Lowe’s, Home Depot and AutoZone, also performed well during the period, as consumers made upgrades to their homes and vehicles. Hotels, restaurants and leisure companies, such as McDonald’s, Chipotle Mexican Grill and Starbucks, were among the top-performing stocks within the industry. Within the communication services sector, interactive media and services company Facebook posted a significant gain for the 12 months.

Laggards for the reporting period included the energy sector. Oil prices were volatile during the period, hurting companies involved with shale oil. New techniques, such as fracking, and new well-drilling technologies have made it difficult for companies owning wells that use outdated methods to remain competitive without increasing their expenses. Energy was the only sector with a negative return for the period. Elsewhere, the metals and mining and health care providers and services industries generally lagged the broader market for the 12 months. Demand for metals used in manufacturing, such as copper, fell during the period, providing a headwind to returns. Prices of health care providers also suffered during the period due to investor speculation over future regulation. Some pharmaceutical stocks also came under similar pressure during the year.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that while the U.S. economic picture continues to be supported by a strong labor market and sound corporate balance sheets, trade frictions and other geopolitical issues may have the potential to impact the markets. As always, we continue to monitor factors which affect the fund’s investments.

November 15, 2019

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

³ “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may, but is not required to, use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon S&P 500 Index Fund shares with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in BNY Mellon S&P 500 Index Fund on 10/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/19
	1 Year	5 Years	10 Years
Fund	13.76%	10.23%	13.15%
S&P 500® Index	14.31%	10.77%	13.69%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon S&P 500 Index Fund from May 1, 2019 to October 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2019

Expense paid per $1,000†	$2.57
Ending value (after expenses)	$1,039.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2019

Expense paid per $1,000†	$2.55
Ending value (after expenses)	$1,022.68
†Expenses are equal to the fund’s annualized expense ratio of .50, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2019

Description	Shares		Value ($)
Common Stocks - 99.6%
Automobiles & Components - .5%
Aptiv	23,467		2,101,470
BorgWarner	19,156		798,422
Ford Motor	349,020		2,998,082
General Motors	113,063		4,201,421
Harley-Davidson	15,506	[a]	603,338
			10,702,733
Banks - 5.6%
Bank of America	753,482		23,561,382
BB&T	68,220	[a]	3,619,071
Citigroup	202,892		14,579,819
Citizens Financial Group	40,313		1,417,405
Comerica	13,422		878,067
Fifth Third Bancorp	64,145		1,865,337
First Republic Bank	14,996		1,594,975
Huntington Bancshares	91,856		1,297,925
JPMorgan Chase & Co.	286,977		35,849,167
KeyCorp	90,754		1,630,849
M&T Bank	12,123		1,897,613
People's United Financial	35,828	[a]	579,339
Regions Financial	89,038		1,433,512
SunTrust Banks	39,486		2,698,473
SVB Financial Group	4,875	[b]	1,079,715
The PNC Financial Services Group	40,267		5,907,169
U.S. Bancorp	128,990		7,355,010
Wells Fargo & Co.	359,686		18,570,588
Zions Bancorp	17,402		843,475
			126,658,891
Capital Goods - 6.5%
3M	51,451		8,488,900
A.O. Smith	12,847		638,239
Allegion	8,684		1,007,691
AMETEK	20,209		1,852,155
Arconic	34,951		960,104
Caterpillar	50,494		6,958,073
Cummins	14,045		2,422,482
Deere & Co.	28,262		4,921,545
Dover	13,200		1,371,348
Eaton	37,678		3,282,131
Emerson Electric	54,744		3,840,292
Fastenal	50,425	[a]	1,812,275
Flowserve	11,194		546,715

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Capital Goods - 6.5% (continued)
Fortive	27,127		1,871,763
Fortune Brands Home & Security	12,488		749,904
General Dynamics	21,241		3,755,409
General Electric	778,056		7,764,999
Honeywell International	64,557		11,150,931
Huntington Ingalls Industries	3,606		813,730
IDEX	6,757		1,050,916
Illinois Tool Works	26,716		4,503,783
Ingersoll-Rand	21,462		2,723,313
Jacobs Engineering Group	12,025		1,125,300
Johnson Controls International	70,863		3,070,494
L3Harris Technologies	19,735		4,071,528
Lockheed Martin	22,256		8,383,390
Masco	25,700		1,188,625
Northrop Grumman	14,195		5,003,454
PACCAR	30,760		2,339,606
Parker-Hannifin	11,689		2,144,815
Pentair	15,406		638,887
Quanta Services	14,008		589,036
Raytheon	24,834		5,270,023
Rockwell Automation	10,791		1,855,944
Roper Technologies	9,250		3,116,880
Snap-on	5,160		839,377
Stanley Black & Decker	13,443		2,034,329
Textron	21,839		1,006,560
The Boeing Company	47,840		16,261,294
TransDigm Group	4,475		2,355,103
United Rentals	6,830	[b]	912,283
United Technologies	72,409		10,396,484
W.W. Grainger	3,934		1,214,977
Wabtec	16,186	[a]	1,122,823
Xylem	16,652		1,277,042
			148,704,952
Commercial & Professional Services - .8%
Cintas	7,627		2,049,146
Copart	18,483	[b]	1,527,435
Equifax	10,912		1,491,780
IHS Markit	35,702	[b]	2,499,854
Nielsen Holdings	32,640		658,022
Republic Services	19,562		1,711,871
Robert Half International	11,245		644,001
Rollins	13,189	[a]	502,633
Verisk Analytics	14,559		2,106,687

8

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Commercial & Professional Services - .8% (continued)
Waste Management	34,827		3,907,938
			17,099,367
Consumer Durables & Apparel - 1.1%
Capri Holdings	13,521	[a,b]	420,097
D.R. Horton	29,903		1,566,020
Garmin	12,781		1,198,219
Hanesbrands	31,647	[a]	481,351
Hasbro	10,674		1,038,687
Leggett & Platt	11,486	[a]	589,232
Lennar, Cl. A	25,079		1,494,708
Mohawk Industries	5,313	[b]	761,778
Newell Brands	33,448	[a]	634,509
NIKE, Cl. B	112,194		10,046,973
NVR	276	[b]	1,003,699
PulteGroup	22,127		868,263
PVH	7,176		625,460
Ralph Lauren	4,962	[a]	476,650
Tapestry	25,323		654,853
Under Armour, Cl. A	17,488	[a,b]	361,127
Under Armour, Cl. C	17,566	[a,b]	324,971
VF	28,973		2,384,188
Whirlpool	5,882		894,770
			25,825,555
Consumer Services - 1.9%
Carnival	36,874	[a]	1,581,526
Chipotle Mexican Grill	2,233	[b]	1,737,631
Darden Restaurants	10,809		1,213,526
H&R Block	17,262	[a]	431,377
Hilton Worldwide Holdings	25,897		2,510,973
Las Vegas Sands	28,412		1,756,998
Marriott International, Cl. A	24,616		3,115,155
McDonald's	68,196		13,414,153
MGM Resorts International	46,708		1,331,178
Norwegian Cruise Line Holdings	19,078	[b]	968,399
Royal Caribbean Cruises	15,429		1,679,138
Starbucks	107,403		9,081,998
Wynn Resorts	8,929		1,083,445
Yum! Brands	27,784		2,825,911
			42,731,408
Diversified Financials - 5.0%
Affiliated Managers Group	4,777		381,587
American Express	61,113		7,167,333
Ameriprise Financial	11,774		1,776,579

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Diversified Financials - 5.0% (continued)
Berkshire Hathaway, Cl. B	175,616	[b]	37,332,449
BlackRock	10,609		4,898,175
Capital One Financial	41,841		3,901,673
CBOE Global Markets	9,798		1,128,240
CME Group	31,943		6,572,272
Discover Financial Services	28,771		2,309,160
E*TRADE Financial	21,998		919,296
Franklin Resources	27,209	[a]	749,608
Intercontinental Exchange	50,279		4,742,315
Invesco	36,334		611,138
MarketAxess Holdings	3,363		1,239,568
Moody's	14,693		3,242,598
Morgan Stanley	114,017		5,250,483
MSCI	7,513		1,762,249
Nasdaq	10,145		1,012,167
Northern Trust	19,203		1,914,155
Raymond James Financial	11,574		966,313
S&P Global	21,952		5,663,396
State Street	32,920		2,175,024
Synchrony Financial	56,287		1,990,871
T. Rowe Price Group	21,015		2,433,537
The Bank of New York Mellon	77,047		3,601,947
The Charles Schwab	105,920		4,312,003
The Goldman Sachs Group	29,126		6,214,906
			114,269,042
Energy - 4.3%
Apache	32,593		705,964
Baker Hughes	55,404		1,185,646
Cabot Oil & Gas	39,452		735,385
Chevron	170,164		19,762,847
Cimarex Energy	8,607		363,388
Concho Resources	18,385		1,241,355
ConocoPhillips	99,649		5,500,625
Devon Energy	37,123		752,854
Diamondback Energy	13,988		1,199,611
EOG Resources	51,718		3,584,575
Exxon Mobil	379,299		25,629,233
Halliburton	76,915		1,480,614
Helmerich & Payne	10,170	[a]	381,375
Hess	22,512		1,480,164
HollyFrontier	13,547		744,272
Kinder Morgan	173,456		3,465,651
Marathon Oil	71,296		822,043

10

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Energy - 4.3% (continued)
Marathon Petroleum	58,997		3,772,858
National Oilwell Varco	33,831		765,257
Noble Energy	43,213		832,282
Occidental Petroleum	79,767		3,230,564
ONEOK	37,070		2,588,598
Phillips 66	39,980		4,670,464
Pioneer Natural Resources	15,351		1,888,480
Schlumberger	123,455		4,035,744
TechnipFMC	36,747	[a]	725,018
The Williams Companies	107,835		2,405,799
Valero Energy	37,147		3,602,516
			97,553,182
Food & Staples Retailing - 1.6%
Costco Wholesale	39,269		11,667,213
Sysco	45,702		3,650,219
The Kroger Company	73,364		1,807,689
Walgreens Boots Alliance	69,253		3,793,679
Walmart	127,316		14,929,074
			35,847,874
Food, Beverage & Tobacco - 3.8%
Altria Group	166,967		7,478,452
Archer-Daniels-Midland	49,715		2,090,019
Brown-Forman, Cl. B	16,190	[a]	1,060,769
Campbell Soup	15,294	[a]	708,265
Conagra Brands	44,200		1,195,610
Constellation Brands, Cl. A	14,891		2,834,204
General Mills	54,113		2,752,187
Hormel Foods	24,344	[a]	995,426
Kellogg	22,383	[a]	1,421,992
Lamb Weston Holdings	13,261		1,034,888
McCormick & Co.	10,863	[a]	1,745,575
Molson Coors Brewing, Cl. B	16,886		890,230
Mondelez International, Cl. A	128,538		6,741,818
Monster Beverage	35,880	[b]	2,013,944
PepsiCo	125,210		17,175,056
Philip Morris International	138,899		11,311,935
The Coca-Cola Company	344,924		18,774,213
The Hershey Company	13,289		1,951,755
The J.M. Smucker Company	10,311		1,089,666
The Kraft Heinz Company	57,160		1,847,983
Tyson Foods, Cl. A	26,227		2,171,333
			87,285,320

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Health Care Equipment & Services - 6.3%
Abbott Laboratories	158,410		13,244,660
ABIOMED	4,114	[b]	853,984
Align Technology	6,723	[b]	1,696,146
AmerisourceBergen	13,634		1,164,071
Anthem	22,945		6,174,041
Baxter International	45,500		3,489,850
Becton Dickinson & Co.	24,064		6,160,384
Boston Scientific	124,030	[b]	5,172,051
Cardinal Health	26,711		1,320,859
Centene	37,488	[b]	1,989,863
Cerner	28,897		1,939,567
Cigna	33,843		6,039,622
CVS Health	115,922		7,696,062
Danaher	57,170		7,879,169
DaVita	9,004	[a,b]	527,634
Dentsply Sirona	21,226		1,162,760
Edwards Lifesciences	18,585	[b]	4,430,292
HCA Healthcare	23,772		3,174,513
Henry Schein	12,963	[a,b]	811,289
Hologic	23,507	[b]	1,135,623
Humana	12,029		3,538,932
IDEXX Laboratories	7,761	[b]	2,211,963
Intuitive Surgical	10,297	[b]	5,693,726
Laboratory Corporation of America Holdings	8,672	[b]	1,428,885
McKesson	16,642		2,213,386
Medtronic	119,723		13,037,835
Quest Diagnostics	11,794		1,194,143
ResMed	12,705		1,879,324
Stryker	28,681		6,202,840
Teleflex	4,202		1,459,817
The Cooper Companies	4,533		1,319,103
UnitedHealth Group	84,892		21,452,208
Universal Health Services, Cl. B	7,678		1,055,418
Varian Medical Systems	8,049	[b]	972,400
WellCare Health Plans	4,575	[b]	1,356,945
Zimmer Biomet Holdings	18,372		2,539,562
			143,618,927
Household & Personal Products - 2.0%
Church & Dwight	22,460		1,570,852
Colgate-Palmolive	76,582		5,253,525
Coty, Cl. A	30,236	[a]	353,459
Kimberly-Clark	30,649		4,072,639

12

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Household & Personal Products - 2.0% (continued)
The Clorox Company	11,657		1,721,622
The Estee Lauder Companies, Cl. A	19,812		3,690,381
The Procter & Gamble Company	224,098		27,902,442
			44,564,920
Insurance - 2.3%
Aflac	66,408		3,530,249
American International Group	77,524		4,105,671
Aon	21,443		4,141,930
Arthur J. Gallagher & Co.	16,895		1,541,162
Assurant	5,565		701,580
Chubb	40,854		6,226,967
Cincinnati Financial	13,885		1,571,921
Everest Re Group	3,564		916,269
Globe Life	8,788		855,336
Lincoln National	17,666		997,776
Loews	24,573		1,204,077
Marsh & McLennan	45,594		4,724,450
MetLife	72,452		3,390,029
Principal Financial Group	23,200		1,238,416
Prudential Financial	36,151		3,294,802
The Allstate	29,666		3,157,056
The Hartford Financial Services Group	32,506		1,855,442
The Progressive	52,048		3,627,746
The Travelers Companies	23,335		3,058,285
Unum Group	20,409		562,064
Willis Towers Watson	11,661		2,179,441
			52,880,669
Materials - 2.7%
Air Products & Chemicals	19,625		4,185,227
Albemarle	9,475	[a]	575,512
Amcor	148,192		1,410,788
Avery Dennison	7,352		940,027
Ball	29,782		2,083,847
Celanese	11,472		1,389,833
CF Industries Holdings	19,302		875,346
Corteva	66,478		1,753,690
Dow	66,670		3,366,168
DuPont de Nemours	66,759		4,400,086
Eastman Chemical	12,958		985,326
Ecolab	22,619		4,344,431
FMC	11,510		1,053,165
Freeport-McMoRan	132,917		1,305,245
International Flavors & Fragrances	9,059	[a]	1,105,289

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Materials - 2.7% (continued)
International Paper	36,052		1,574,751
Linde	48,453		9,610,653
LyondellBasell Industries, Cl. A	23,247		2,085,256
Martin Marietta Materials	5,693		1,491,054
Newmont Goldcorp	72,979		2,899,456
Nucor	27,465		1,478,990
Packaging Corporation of America	8,121	[a]	888,925
PPG Industries	21,001		2,627,645
Sealed Air	13,790		576,008
The Mosaic Company	31,031		616,896
The Sherwin-Williams Company	7,238		4,142,452
Vulcan Materials	11,918		1,702,725
WestRock	22,816		852,634
			60,321,425
Media & Entertainment - 8.1%
Activision Blizzard	69,330		3,884,560
Alphabet, Cl. A	26,852	[b]	33,801,298
Alphabet, Cl. C	27,122	[b]	34,176,703
CBS, Cl. B	29,550		1,064,982
Charter Communications, Cl. A	14,567	[b]	6,815,317
Comcast, Cl. A	406,539		18,221,078
Discovery, Cl. A	13,502	[a,b]	363,946
Discovery, Cl. C	32,925	[b]	831,027
DISH Network, Cl. A	19,828	[b]	681,687
Electronic Arts	26,396	[b]	2,544,574
Facebook, Cl. A	215,642	[b]	41,327,789
Fox, Cl. A	32,450		1,039,698
Fox, Cl. B	15,010		468,912
Netflix	39,039	[b]	11,220,199
News Corp., Cl. A	34,530		473,406
News Corp., Cl. B	9,648		136,230
Omnicom Group	20,154		1,555,687
Take-Two Interactive Software	9,891	[b]	1,190,382
The Interpublic Group of Companies	34,916		759,423
The Walt Disney Company	161,083		20,927,903
TripAdvisor	8,763	[b]	354,025
Twitter	69,033	[b]	2,068,919
Viacom, Cl. B	32,805		707,276
			184,615,021
Pharmaceuticals Biotechnology & Life Sciences - 7.6%
AbbVie	131,960		10,497,418
Agilent Technologies	28,059		2,125,469
Alexion Pharmaceuticals	19,923	[b]	2,099,884

14

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 7.6% (continued)
Allergan	29,258		5,152,626
Amgen	53,832		11,479,674
Biogen	16,600	[b]	4,958,586
Bristol-Myers Squibb	145,965		8,374,012
Celgene	62,916	[b]	6,796,815
Eli Lilly & Co.	76,260		8,689,827
Gilead Sciences	113,477		7,229,620
Illumina	13,099	[b]	3,871,016
Incyte	16,449	[b]	1,380,400
IQVIA Holdings	16,150	[b]	2,332,383
Johnson & Johnson	236,704		31,254,396
Merck & Co.	229,994		19,931,280
Mettler-Toledo International	2,183	[b]	1,538,884
Mylan	46,236	[b]	885,419
PerkinElmer	10,060		864,758
Perrigo	11,898	[a]	630,832
Pfizer	495,901		19,027,721
Regeneron Pharmaceuticals	7,214	[b]	2,209,504
Thermo Fisher Scientific	35,708		10,783,102
Vertex Pharmaceuticals	22,827	[b]	4,462,222
Waters	6,107	[b]	1,292,363
Zoetis	42,694		5,461,416
			173,329,627
Real Estate - 3.1%
Alexandria Real Estate Equities	10,293	[c]	1,634,014
American Tower	39,458	[c]	8,605,001
Apartment Investment & Management, Cl. A	12,868	[c]	706,196
AvalonBay Communities	12,407	[c]	2,700,508
Boston Properties	12,966	[c]	1,778,935
CBRE Group, Cl. A	29,988	[b]	1,605,857
Crown Castle International	37,082	[c]	5,146,611
Digital Realty Trust	18,936	[a,c]	2,405,629
Duke Realty	31,457	[c]	1,105,399
Equinix	7,493	[c]	4,246,883
Equity Residential	31,464	[c]	2,789,598
Essex Property Trust	5,832	[c]	1,907,822
Extra Space Storage	11,659	[c]	1,308,956
Federal Realty Investment Trust	6,294	[c]	856,047
Healthpeak Properties	43,965		1,653,963
Host Hotels & Resorts	68,160	[c]	1,117,142
Iron Mountain	25,867	[a,c]	848,438

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Real Estate - 3.1% (continued)
Kimco Realty	36,884	[a,c]	795,219
Mid-America Apartment Communities	10,060	[c]	1,398,239
Prologis	56,245	[c]	4,936,061
Public Storage	13,373	[c]	2,980,307
Realty Income	28,841	[c]	2,358,905
Regency Centers	15,545	[c]	1,045,246
SBA Communications	10,170	[c]	2,447,411
Simon Property Group	27,542	[c]	4,150,029
SL Green Realty	7,973	[a,c]	666,543
The Macerich Company	10,738	[a,c]	295,295
UDR	25,236	[c]	1,268,109
Ventas	33,769	[c]	2,198,362
Vornado Realty Trust	15,150	[c]	994,295
Welltower	36,067	[c]	3,270,916
Weyerhaeuser	66,055	[c]	1,929,467
			71,151,403
Retailing - 6.5%
Advance Auto Parts	6,533		1,061,482
Amazon.com	37,236	[b]	66,155,712
AutoZone	2,182	[b]	2,497,037
Best Buy	20,416		1,466,481
Booking Holdings	3,816	[b]	7,818,106
CarMax	15,227	[a,b]	1,418,700
Dollar General	23,018		3,690,706
Dollar Tree	21,098	[b]	2,329,219
eBay	70,883		2,498,626
Expedia Group	12,139		1,658,916
Genuine Parts	13,483		1,383,086
Kohl's	15,227		780,536
L Brands	20,082		342,197
LKQ	27,862	[b]	947,029
Lowe's Companies	69,262		7,730,332
Macy's	27,279	[a]	413,550
Nordstrom	8,637	[a]	310,068
O'Reilly Automotive	6,969	[b]	3,035,069
Ross Stores	32,740		3,590,596
Target	45,688		4,884,504
The Gap	20,235	[a]	329,021
The Home Depot	98,295		23,058,041
The TJX Companies	108,186		6,236,923
Tiffany & Co.	9,988	[a]	1,243,606
Tractor Supply	10,829		1,028,972

16

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Retailing - 6.5% (continued)
Ulta Beauty	5,114	[b]	1,192,329
			147,100,844
Semiconductors & Semiconductor Equipment - 4.1%
Advanced Micro Devices	95,855	[a,b]	3,252,360
Analog Devices	32,946		3,513,032
Applied Materials	83,441		4,527,509
Broadcom	35,667		10,445,081
Intel	397,462		22,468,527
KLA	14,356		2,426,738
Lam Research	12,991		3,521,081
Maxim Integrated Products	25,215		1,479,112
Microchip Technology	21,768	[a]	2,052,505
Micron Technology	98,665	[b]	4,691,521
NVIDIA	54,364		10,928,251
Qorvo	10,340	[b]	836,092
Qualcomm	108,509		8,728,464
Skyworks Solutions	15,607		1,421,173
Texas Instruments	83,766		9,883,550
Xilinx	22,588		2,049,635
			92,224,631
Software & Services - 12.0%
Accenture, Cl. A	56,951		10,559,854
Adobe	43,574	[b]	12,110,522
Akamai Technologies	15,142	[b]	1,309,783
Alliance Data Systems	3,357		335,700
ANSYS	7,660	[b]	1,686,349
Autodesk	20,004	[b]	2,947,789
Automatic Data Processing	38,835		6,300,202
Broadridge Financial Solutions	10,211		1,278,621
Cadence Design Systems	25,268	[b]	1,651,264
Citrix Systems	11,434		1,244,705
Cognizant Technology Solutions, Cl. A	49,619		3,023,782
DXC Technology	24,106		667,013
Fidelity National Information Services	54,695		7,206,613
Fiserv	51,141	[b]	5,428,106
FleetCor Technologies	7,658	[b]	2,253,137
Fortinet	13,117	[b]	1,069,823
Gartner	8,342	[b]	1,285,335
Global Payments	26,831		4,539,269
International Business Machines	79,163		10,586,468
Intuit	23,131		5,956,232
Jack Henry & Associates	6,997		990,495
Leidos Holdings	11,839		1,020,877

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Software & Services - 12.0% (continued)
Mastercard, Cl. A	80,295		22,226,459
Microsoft	684,813		98,181,640
Nortonlifelock	51,254		1,172,692
Oracle	198,714		10,827,926
Paychex	28,453		2,379,809
PayPal Holdings	104,907	[b]	10,920,819
Salesforce.com	78,452	[b]	12,276,953
Synopsys	13,464	[b]	1,827,738
The Western Union Company	38,467	[a]	963,983
Verisign	9,309	[b]	1,768,896
Visa, Cl. A	154,902	[a]	27,705,772
			273,704,626
Technology Hardware & Equipment - 6.1%
Amphenol, Cl. A	27,128		2,721,752
Apple	381,234		94,835,770
Arista Networks	4,702	[b]	1,149,968
CDW	12,414		1,587,875
Cisco Systems	380,820		18,092,758
Corning	69,662		2,064,085
F5 Networks	5,511	[b]	794,025
FLIR Systems	12,015		619,493
Hewlett Packard Enterprise	118,094		1,937,923
HP	134,033		2,328,153
IPG Photonics	3,497	[a,b]	469,577
Juniper Networks	31,854		790,616
Keysight Technologies	16,958	[b]	1,711,232
Motorola Solutions	14,666		2,439,249
NetApp	22,214		1,241,318
Seagate Technology	22,075		1,281,012
TE Connectivity	29,987		2,683,837
Western Digital	26,993		1,394,188
Xerox Holdings	18,715		635,000
			138,777,831
Telecommunication Services - 2.3%
AT&T	654,971		25,209,834
CenturyLink	89,057	[a]	1,152,398
T-Mobile US	27,534	[b]	2,275,960
Verizon Communications	370,769		22,420,401
			51,058,593
Transportation - 1.9%
Alaska Air Group	10,662		740,263
American Airlines Group	36,797		1,106,118
CH Robinson Worldwide	11,944	[a]	903,444

18

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Transportation - 1.9% (continued)
CSX	71,329		5,012,289
Delta Air Lines	53,067		2,922,930
Expeditors International of Washington	15,618		1,139,177
FedEx	21,356		3,260,207
J.B. Hunt Transport Services	8,216		965,873
Kansas City Southern	8,812		1,240,553
Norfolk Southern	23,710		4,315,220
Southwest Airlines	43,475		2,440,252
Union Pacific	63,198		10,456,741
United Airlines Holdings	19,598	[b]	1,780,282
United Parcel Service, Cl. B	62,247		7,168,987
			43,452,336
Utilities - 3.5%
AES	60,293		1,027,996
Alliant Energy	21,631		1,153,798
Ameren	21,778		1,692,151
American Electric Power	43,979		4,151,178
American Water Works	16,029		1,975,895
Atmos Energy	10,663		1,199,374
CenterPoint Energy	45,282		1,316,348
CMS Energy	25,106		1,604,776
Consolidated Edison	29,500		2,720,490
Dominion Energy	73,531		6,069,984
DTE Energy	16,699		2,126,117
Duke Energy	64,951		6,122,281
Edison International	31,923		2,007,957
Entergy	17,398		2,113,509
Evergy	21,481		1,372,851
Eversource Energy	28,984		2,427,120
Exelon	86,542		3,936,796
FirstEnergy	48,249		2,331,392
NextEra Energy	43,741		10,425,230
NiSource	32,222		903,505
NRG Energy	21,990		882,239
Pinnacle West Capital	10,302		969,624
PPL	66,303		2,220,487
Public Service Enterprise Group	45,762		2,897,192
Sempra Energy	24,446		3,532,691
The Southern Company	92,830		5,816,728
WEC Energy Group	28,396	[a]	2,680,582
Xcel Energy	46,925		2,980,207
			78,658,498
Total Common Stocks (cost $604,362,644)			2,262,137,675

19

STATEMENT OF INVESTMENTS (continued)

Description		Principal Amount ($)		Value ($)
Short-Term Investments - .0%
U.S. Treasury Bills - .0%
1.78%, 12/12/19 (cost $668,667)		670,000	[d,e]	668,864
	1-Day Yield (%)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $9,855,122)	1.79	9,855,122	[f]	9,855,122

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $728,181)	1.79	728,181	[f]	728,181
Total Investments (cost $615,614,614)		100.0%		2,273,389,842
Liabilities, Less Cash and Receivables		.0%		(833,664)
Net Assets		100.0%		2,272,556,178

a Security, or portion thereof, on loan. At October 31, 2019, the value of the fund’s securities on loan was $70,241,527 and the value of the collateral was $71,983,831, consisting of cash collateral of $728,181 and U.S. Government & Agency securities valued at $71,255,650.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d Held by a counterparty for open exchange traded derivative contracts.

e Security is a discount security. Income is recognized through the accretion of discount.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

20

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	22.2
Health Care	13.9
Financials	12.9
Communication Services	10.4
Consumer Discretionary	10.0
Industrials	9.2
Consumer Staples	7.4
Energy	4.3
Utilities	3.5
Real Estate	3.1
Materials	2.6
Investment Companies	.4
Financial	.1
Technology	.0
Government	.0
100.0

† Based on net assets.

See notes to financial statements.

21

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/18 ($)	Purchases ($)	Sales ($)	Value 10/31/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	12,832,140	391,524,840	394,501,858	9,855,122.4		336,376
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	2,004,282	2,663,559	4,667,841	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	26,172,997	25,444,816	728,181.0		-
Total	14,836,422	420,361,396	424,614,515	10,583,303.4		336,376

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

22

STATEMENT OF FUTURES

October 31, 2019

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's 500 E-mini	80	12/19	11,779,452	12,143,200	363,748
Gross Unrealized Appreciation				363,748

See notes to financial statements.

23

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $70,241,527)—Note 1(b):
Unaffiliated issuers	605,031,311	2,262,806,539
Affiliated issuers	10,583,303	10,583,303
Dividends, interest and securities lending income receivable		2,060,566
Receivable for shares of Common Stock subscribed		1,076,438
		2,276,526,846
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		911,868
Payable for shares of Common Stock redeemed		2,270,252
Liability for securities on loan—Note 1(b)		728,181
Payable for futures variation margin—Note 4		50,134
Directors fees and expenses payable		10,233
		3,970,668
Net Assets ($)		2,272,556,178
Composition of Net Assets ($):
Paid-in capital		345,249,389
Total distributable earnings (loss)		1,927,306,789
Net Assets ($)		2,272,556,178

Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)	42,135,399
Net Asset Value Per Share ($)	53.93

See notes to financial statements.

24

STATEMENT OF OPERATIONS

Year Ended October 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $2,096 foreign taxes withheld at source):
Unaffiliated issuers	47,253,902
Affiliated issuers	336,376
Income from securities lending—Note 1(b)	105,040
Interest	25,021
Total Income	47,720,339
Expenses:
Management fee—Note 3(a)	5,817,370
Shareholder servicing costs—Note 3(b)	5,817,370
Directors’ fees—Note 3(a,c)	179,527
Loan commitment fees—Note 2	54,553
Interest expense—Note 2	29,598
Total Expenses	11,898,418
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(179,527)
Net Expenses	11,718,891
Investment Income—Net	36,001,448
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	302,255,479
Net realized gain (loss) on futures	(451,629)
Net Realized Gain (Loss)	301,803,850
Net change in unrealized appreciation (depreciation) on investments	(42,785,829)
Net change in unrealized appreciation (depreciation) on futures	625,734
Net Change in Unrealized Appreciation (Depreciation)	(42,160,095)
Net Realized and Unrealized Gain (Loss) on Investments	259,643,755
Net Increase in Net Assets Resulting from Operations	295,645,203

See notes to financial statements.

25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
Operations ($):
Investment income—net	36,001,448	36,495,388
Net realized gain (loss) on investments	301,803,850	283,799,413
Net change in unrealized appreciation (depreciation) on investments	(42,160,095)	(137,428,489)
Net Increase (Decrease) in Net Assets Resulting from Operations	295,645,203	182,866,312
Distributions ($):
Distributions to shareholders	(312,814,481)	(229,394,166)
Capital Stock Transactions ($):
Net proceeds from shares sold	320,880,718	349,636,970
Distributions reinvested	305,420,036	224,832,393
Cost of shares redeemed	(764,586,883)	(761,211,609)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(138,286,129)	(186,742,246)
Total Increase (Decrease) in Net Assets	(155,455,407)	(233,270,100)
Net Assets ($):
Beginning of Period	2,428,011,585	2,661,281,685
End of Period	2,272,556,178	2,428,011,585
Capital Share Transactions (Shares):
Shares sold	6,331,502	6,220,785
Shares issued for distributions reinvested	7,057,271	4,146,551
Shares redeemed	(15,051,465)	(13,537,891)
Net Increase (Decrease) in Shares Outstanding	(1,662,692)	(3,170,555)

See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	55.44	56.66	51.04	52.88	54.00
Investment Operations:
Investment income—net[a]	.79	.78	.80	.84	.83
Net realized and unrealized gain (loss) on investments	5.03	2.97	10.12	1.11	1.68
Total from Investment Operations	5.82	3.75	10.92	1.95	2.51
Distributions:
Dividends from investment income—net	(.84)	(.86)	(.91)	(.87)	(.83)
Dividends from net realized gain on investments	(6.49)	(4.11)	(4.39)	(2.92)	(2.80)
Total Distributions	(7.33)	(4.97)	(5.30)	(3.79)	(3.63)
Net asset value, end of period	53.93	55.44	56.66	51.04	52.88
Total Return (%)	13.76	6.83	23.03	3.95	4.70
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	1.55	1.39	1.52	1.68	1.59
Portfolio Turnover Rate	2.81	3.06	2.88	4.25	3.72
Net Assets, end of period ($ x 1,000)	2,272,556	2,428,012	2,661,282	2,478,725	2,771,235

a Based on average shares outstanding.

See notes to financial statements.

27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon S&P 500 Index Fund (the “fund”) is a separate non-diversified series of BNY Mellon Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the S&P 500® Composite Stock Price Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

Effective June 3, 2019, the fund changed its name from Dreyfus S&P 500 Index Fund to BNY Mellon S&P 500 Index Fund and the Company changed its name from Dreyfus Index Funds, Inc. to BNY Mellon Index Funds, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

28

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid

29

NOTES TO FINANCIAL STATEMENTS (continued)

price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

30

The following is a summary of the inputs used as of October 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities—Common Stocks†	2,262,137,675	-	-	2,262,137,675
Investment Companies	10,583,303	-	-	10,583,303
U.S. Treasury Securities	-	668,864	-	668,864
Other Financial Instruments:
Futures††	363,748	-	-	363,748

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives is reported in the Statement of Assets and Liabilities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and

31

NOTES TO FINANCIAL STATEMENTS (continued)

continuous basis. During the period ended October 31, 2019, The Bank of New York Mellon earned $22,301 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $28,669,023, undistributed capital gains $264,454,481 and unrealized appreciation $1,634,183,285.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2019 and October 31, 2018 were as follows: ordinary income $37,621,906 and $42,582,612, and long-term capital gains $275,192,575 and $186,811,554, respectively.

During the period ended October 31, 2019, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion

32

of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $32,381,931 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended October 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2019 was approximately $969,040 with a related weighted average annualized interest rate of 3.05%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of interested Directors (including counsel fees) and extraordinary expenses.

33

NOTES TO FINANCIAL STATEMENTS (continued)

In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2019, fees reimbursed by the Adviser amounted to $179,527.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, at an annual rate of .25% of the value of the fund’s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2019, the fund was charged $5,817,370 pursuant to the Shareholder Services Plan.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $475,184 and Shareholder Services Plan fees of $475,184, which are offset against an expense reimbursement currently in effect in the amount of $38,500.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2019, amounted to $65,159,019 and $480,466,337, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such

34

contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2019 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2019:

Average Market Value ($)
Equity futures	17,937,187

At October 31, 2019, the cost of investments for federal income tax purposes was $639,206,557; accordingly, accumulated net unrealized appreciation on investments was $1,634,183,285, consisting of $1,682,288,901 gross unrealized appreciation and $48,105,616 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The State Law Cases: In 2008, approximately one year after the Tribune LBO concluded, Tribune filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code (the “Code”). Beginning in June 2011, Tribune creditors filed complaints in various courts, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares (collectively, “the state law cases”). The state law cases were consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On September 23, 2013, the Court dismissed 50 cases, including at least one case in which the fund was a defendant. On September 30, 2013, plaintiffs appealed the District Court’s decision to the U.S. Court of Appeals for the

35

NOTES TO FINANCIAL STATEMENTS (continued)

Second Circuit. On March 29, 2016, the Second Circuit affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Code, which exempts qualified transfers that were made “by or to (or for the benefit of) . . . a financial institution.” The fund is a registered investment company, which the Code defines as a “financial institution.”

On September 9, 2016, Plaintiffs filed a petition for certiorari to the U.S. Supreme Court. During the pendency of the plaintiffs’ cert. petition, the Supreme Court ruled in another case, Merit Management Group, LP v. FTI Consulting, Inc. (“Merit Management”), that Section 546(e) does not exempt qualified transfers from avoidance that merely passed through “financial institutions,” though it does exempt “financial institutions” themselves, like the fund.

On May 15, 2018, in response to the Merit Management decision, the Second Circuit issued an Order in the State Law Cases that “the mandate in this case is recalled in anticipation of further panel review.”

As of the date of this report, there has been no subsequent activity in the state law cases.

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided

36

to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder defendants in FitzSimons has been dismissed for over two years, subject to appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. Briefing on these matters is expected to be completed and fully submitted to the Second Circuit by June 2020.

At this stage in the proceedings, management does not believe that a loss is probable and, in any event, is unable to reasonably estimate the possible loss that may result.

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon S&P 500 Index Fund (formerly, Dreyfus S&P 500 Index Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon S&P 500 Index Fund (the “Fund”) (formerly, Dreyfus S&P 500 Index Fund) (one of the funds constituting BNY Mellon Index Funds, Inc.), including the statements of investments, investments in affiliated issuers and futures, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Index Funds, Inc.) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2019

38

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2019 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $37,621,906 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. The fund also hereby reports $.0086 per share as a long-term capital gain distribution paid on March 19, 2019 and also $.0380 per share as a short-term capital gain distribution and $6.4375 per share as a long-term capital gain distribution paid on December 26, 2018.

39

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Peggy C. Davis (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 44

———————

David P. Feldman (79)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 30

———————

40

Gina D. France (61)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 30

———————

Joan Gulley (72)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 50

———————

Ehud Houminer (79)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 50

———————

Lynn Martin (79)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 30

———————

41

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (56)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present; Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James F. Henry, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

42

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since November 2019; Managing Counsel of BNY Mellon from April 2014 to November 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

43

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since November 2019; Counsel of BNY Mellon from May 2016 to November 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

44

NOTES

45

For More Information

BNY Mellon S&P 500 Index Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol: PEOPX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 0078AR1019

BNY Mellon Smallcap Stock Index Fund

ANNUAL REPORT October 31, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Smallcap Stock Index Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Smallcap Stock Index Fund (formerly, Dreyfus Smallcap Stock Index Fund), covering the 12-month period from November 1, 2018 through October 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, a pivot in stance from the Fed helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending.

In fixed-income markets, a risk-off mentality prevailed to start the period, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of 2018, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing accommodative policies. This further buoyed fixed-income instrument prices. The Fed cut rates in July, September and October of 2019, for a total 75-basis-point reduction in the federal funds rate during the 12 months. Concerns about the pace of global economic growth also fueled demand for fixed-income instruments during much of the reporting period, resulting in positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through October 31, 2019, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA and Richard A. Brown, CFA, portfolio managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2019, BNY Mellon Smallcap Stock Index Fund’s (formerly, Dreyfus Smallcap Stock Index Fund) Class I shares produced a total return of 3.08%, and its Investor shares returned 2.83%.1 In comparison, the S&P SmallCap 600® Index (the “Index”), the fund’s benchmark, produced a 3.24% total return for the same period.2,3

Small-cap stocks advanced modestly during the reporting period, supported by a sound U.S. economic environment and supportive central bank policy. The difference in returns between the fund and the Index during the reporting period was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in all of the stocks that comprise the Index and in futures whose performance is tied to the Index. The fund generally invests in all 600 stocks in the Index in proportion to their weighting in the Index; however, at times, the fund may invest in a representative sample of stocks included in the Index and in futures whose performance is tied to the Index. Under these circumstances, the fund expects to invest in approximately 500 or more of the stocks in the Index.

The Index is an unmanaged index composed of 600 domestic stocks. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally have market capitalizations ranging between approximately $450 million and $2.1 billion, to the extent consistent with market conditions.

Markets Pivot on Central Bank and Trade Activity

During the fourth quarter of 2018, many equity markets felt pressure from slowing global growth, escalating trade issues between the U.S. and China, Brexit difficulties and additional geopolitical issues elsewhere in Europe and the emerging markets. Renewed articulation of hawkish narratives by U.S. Federal Reserve (“Fed”) officials alarmed investors and stoked volatility. In December 2018, equities reached new lows for the year, as economic and political news continued to unnerve investors. Investors also feared the European Central Bank (ECB) would proceed with its plan to conclude stimulus measures in January, despite moderating growth rates.

January 2019 marked a turnaround in the markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered. The ECB announced it would provide additional stimulus to support the eurozone economy. China also announced plans to stoke its slowing economic growth rate. At its first meeting of the year, the Fed emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. The rebound continued throughout the month of January, and equity markets maintained an upward trajectory through April 2019. However, renewed trade tensions between the U.S. and China in May caused stocks to pull back once again. The dip was short-lived, as markets rose once again in June. At the end of July and again in September and October, the Fed cut the federal funds rate by 25 basis points. Supported by rate cuts and moderate economic growth, equity markets went on to post solid gains during the last several months of the period despite occasional pockets of volatility.

In this environment, small-cap stocks trailed their large-cap and mid-cap counterparts.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Information Technology Stocks Lead the Market

For the reporting period, information technology stocks posted the highest overall returns of the Index’s various market segments. Semiconductors and semiconductor equipment companies were the standout performers. Chipmakers for optical components and supply-chain and inventory management systems have seen high demand for their products. The U.S.-China trade disputes have helped U.S. makers by increasing demand for their products, since the China-based companies’ products have become more expensive by comparison. The industrials sector was also among the top performers. Building product companies’ sales were supported by strong demand from stores like Lowe’s and Home Depot, and contractors. As consumers spend money upgrading their homes, home component manufacturers, like cabinet makers, benefit. Real estate was also among the top-performing sectors. The low interest-rate environment makes the dividend payments of real estate investment trusts (REITs) attractive. In particular, medical complex and assisted living facility REITs have performed well due to high use rates of the properties.

Conversely, the energy sector trailed the broader market during the period. Many small fracking companies are currently paying down large amounts of debt, which eats into their earnings. Oil prices were volatile during the period, which can hurt margins. Deepwater drillers are also underperforming due to high costs, which often cause them to suffer when oil prices are stagnant or falling. The health care sector faced headwinds during the period from the pharmaceuticals industry. In the small-capitalization space, these companies can be less insulated from the effects of large fines associated with litigation than larger organizations. The opioid crisis and resulting lawsuits have provided pressure on stock prices. Some health care services companies have also suffered due to uncertainty surrounding U.S. politics and the future regulatory environment. In other sectors, food retailers also lagged the broader market. Due to companies like Wal-Mart and Amazon.com, food retailers generally experience little pricing power and can have difficulty competing with these larger organizations.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that while the U.S. economic picture continues to be supported by a strong labor market and sound corporate balance sheets, trade frictions and other geopolitical issues may have the potential to impact the markets. As always, we continue to monitor factors that affect the fund’s investments.

November 15, 2019

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The S&P SmallCap 600® Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “S&P SmallCap 600®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, endorsed, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

The fund may, but is not required to, use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in the Investor shares and Class I shares of BNY Mellon Smallcap Stock Index Fund with a hypothetical investment of $10,000 in the S&P SmallCap 600® Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in the Investor and Class I shares of BNY Mellon Smallcap Stock Index Fund on 10/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/19
	Inception Date	1 Year	5 Years	10 Years
Investor shares	6/30/97	2.83%	8.29%	13.47%
Class I Shares	8/31/16	3.08%	8.46%†	13.57%†
S&P SmallCap 600® Index		3.24%	8.81%	13.91%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Smallcap Stock Index Fund from May 1, 2019 to October 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2019

	Investor Shares	Class I
Expense paid per $1,000†	$2.51	$1.26
Ending value (after expenses)	$995.50	$996.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2019

	Investor Shares	Class I
Expense paid per $1,000†	$2.55	$1.28
Ending value (after expenses)	$1,022.68	$1,023.95

†Expenses are equal to the fund’s annualized expense ratio of .50% for Investor Shares and .25% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2019

Description	Shares		Value ($)
Common Stocks - 99.2%
Automobiles & Components - 2.0%
American Axle & Manufacturing Holdings	295,715	[a,b]	2,472,177
Cooper Tire & Rubber	133,613	[a]	3,773,231
Cooper-Standard Holdings	44,524	[b]	1,418,535
Dorman Products	77,084	[a,b]	5,546,194
Fox Factory Holding	101,967	[a,b]	6,213,869
Garrett Motion	195,530	[b]	1,857,535
Gentherm	87,438	[a,b]	3,652,285
LCI Industries	66,517	[a]	6,460,131
Motorcar Parts of America	52,387	[a,b]	998,496
Standard Motor Products	52,707		2,759,739
Winnebago Industries	83,051	[a]	3,992,262
			39,144,454
Banks - 11.4%
Allegiance Bancshares	51,341	[a,b]	1,707,602
Ameris Bancorp	171,317		7,340,933
Axos Financial	142,622	[b]	4,143,169
Banc of California	116,301		1,601,465
Banner	90,867		4,905,001
Berkshire Hills Bancorp	116,185		3,605,221
Boston Private Financial Holdings	220,161		2,476,811
Brookline Bancorp	212,270		3,332,639
Cadence BanCorp	335,057		5,153,177
Central Pacific Financial	76,820		2,221,634
City Holding	43,482	[a]	3,449,862
Columbia Banking System	193,259		7,595,079
Community Bank System	136,735	[a]	9,267,898
Customers Bancorp	78,013	[b]	1,839,547
CVB Financial	347,825		7,227,803
Dime Community Bancshares	81,759		1,577,131
Eagle Bancorp	90,801		4,098,757
First BanCorp	579,209		6,093,279
First Commonwealth Financial	261,138		3,679,434
First Financial Bancorp	261,195		6,122,411
First Midwest Bancorp	292,714		6,012,346
Flagstar Bancorp	90,560		3,290,950
Franklin Financial Network	34,296		1,141,028
Glacier Bancorp	227,845	[a]	9,642,400
Great Western Bancorp	150,971		5,264,359
Hanmi Financial	80,377		1,547,257
Heritage Financial	96,918	[a]	2,668,153

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Banks - 11.4% (continued)
HomeStreet	64,186	[b]	1,926,222
Hope Bancorp	325,973		4,651,635
Independent Bank	91,054		7,473,712
Meta Financial Group	90,489		2,864,882
National Bank Holdings, Cl. A	81,220		2,793,968
NBT Bancorp	116,089		4,614,538
NMI Holdings, Cl. A	181,370	[b]	5,305,072
Northfield Bancorp	115,314		1,961,491
Northwest Bancshares	266,399	[a]	4,494,151
OFG Bancorp	134,247		2,726,557
Old National Bancorp	450,836		8,112,794
Opus Bank	57,352		1,421,756
Oritani Financial	102,386		1,910,523
Pacific Premier Bancorp	156,668		5,288,328
Preferred Bank	36,446		1,942,936
Provident Financial Services	160,728		4,010,164
S&T Bancorp	92,835	[a]	3,495,702
Seacoast Banking Corp. of Florida	136,513	[a,b]	3,822,364
ServisFirst Bancshares	122,059	[a]	4,272,065
Simmons First National, Cl. A	257,160		6,151,267
Southside Bancshares	84,125	[a]	2,898,106
Tompkins Financial	32,835		2,873,391
Triumph Bancorp	64,371	[b]	2,088,839
TrustCo Bank	255,638		2,208,712
United Community Banks	210,663		6,364,129
Veritex Holdings	122,661		3,019,914
Walker & Dunlop	75,160		4,734,328
Westamerica Bancorporation	71,531	[a]	4,722,477
			225,155,369
Capital Goods - 11.7%
AAON	108,765	[a]	5,292,505
AAR	86,512		3,611,876
Actuant, Cl. A	145,970		3,615,677
Aegion	84,281	[b]	1,826,369
Aerojet Rocketdyne Holdings	192,599	[a,b]	8,326,055
AeroVironment	56,362	[a,b]	3,267,869
Alamo Group	25,443		2,723,928
Albany International, Cl. A	81,739		6,864,441
American Woodmark	39,998	[b]	3,966,202
Apogee Enterprises	70,327		2,640,076
Applied Industrial Technologies	102,291		6,121,093
Arcosa	129,240		4,964,108
Astec Industries	61,020		2,141,192

8

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Capital Goods - 11.7% (continued)
AZZ	68,952		2,674,648
Barnes Group	125,417		7,330,624
Briggs & Stratton	120,831		890,524
Chart Industries	94,830	[b]	5,559,883
CIRCOR International	51,892	[b]	1,986,945
Comfort Systems USA	97,717		4,925,914
Cubic	81,921		6,040,855
DXP Enterprises	41,539	[b]	1,433,926
Encore Wire	55,187		3,101,509
EnPro Industries	54,888		3,817,460
ESCO Technologies	68,442		5,782,665
Federal Signal	160,128		5,194,552
Franklin Electric	102,076		5,496,793
Gibraltar Industries	85,293	[b]	4,540,146
GMS	109,398	[b]	3,277,564
Griffon	110,975	[a]	2,364,877
Harsco	213,714	[b]	4,331,983
Hillenbrand	165,021		5,080,997
Insteel Industries	48,156		918,335
John Bean Technologies	83,904	[a]	8,622,814
Kaman	74,693		4,382,238
Lindsay	28,415	[a]	2,682,660
Lydall	48,580	[b]	950,711
Moog, Cl. A	86,125		7,209,524
Mueller Industries	151,244		4,653,778
MYR Group	45,116	[b]	1,552,442
National Presto Industries	13,077	[a]	1,125,799
Park Aerospace	51,319		871,910
Patrick Industries	58,860	[a,b]	2,908,273
PGT Innovations	154,453	[b]	2,727,640
Powell Industries	23,211		908,943
Proto Labs	71,698	[b]	6,952,555
Quanex Building Products	90,115		1,738,318
Raven Industries	95,254		3,322,460
Simpson Manufacturing	108,366	[a]	8,955,366
SPX	116,629	[b]	5,311,285
SPX FLOW	112,845	[b]	5,109,622
Standex International	33,281		2,522,034
Tennant	48,279	[a]	3,738,243
The Greenbrier Companies	88,021		2,578,135
Titan International	146,531		391,238
Triumph Group	134,704		2,797,802
Universal Forest Products	163,245		8,221,018

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Capital Goods - 11.7% (continued)
Veritiv	36,971	[b]	504,284
Vicor	42,420	[a,b]	1,541,967
Wabash National	145,258		2,071,379
Watts Water Technologies, Cl. A	73,230		6,828,697
			231,292,726
Commercial & Professional Services - 3.3%
ABM Industries	175,982		6,416,304
Brady, Cl. A	130,396		7,346,511
Exponent	138,127		8,775,208
Forrester Research	26,159		901,962
Heidrick & Struggles International	49,932		1,421,065
Interface	156,936		2,609,846
Kelly Services, Cl. A	84,363		2,025,556
Korn Ferry	148,316		5,441,714
Matthews International, Cl. A	83,663	[a]	3,093,858
Mobile Mini	118,539		4,459,437
Pitney Bowes	442,761	[a]	1,948,148
R.R. Donnelley & Sons	182,459		795,521
Resources Connection	78,924		1,156,237
Team	83,127	[b]	1,509,586
TrueBlue	106,360	[b]	2,435,644
UniFirst	40,684		8,170,975
US Ecology	63,470	[a]	3,949,738
Viad	54,106		3,301,548
			65,758,858
Consumer Durables & Apparel - 4.9%
Callaway Golf	247,863	[a]	5,011,790
Cavco Industries	22,716	[b]	4,353,521
Century Communities	69,537	[a,b]	2,097,931
Crocs	166,438	[b]	5,823,666
Ethan Allen Interiors	65,038		1,281,899
Fossil Group	119,126	[a,b]	1,296,091
G-III Apparel Group	109,666	[a,b]	2,753,713
Installed Building Products	57,256	[b]	3,734,236
iRobot	74,562	[a,b]	3,583,450
Kontoor Brands	123,626	[a]	4,697,788
La-Z-Boy	123,837		4,397,452
LGI Homes	52,547	[b]	4,123,889
M.D.C. Holdings	130,763		5,061,836
M/I Homes	74,504	[b]	3,291,587
Meritage Homes	95,713	[b]	6,899,950
Movado Group	44,741	[a]	1,165,503
Oxford Industries	44,716	[a]	3,079,144

10

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Consumer Durables & Apparel - 4.9% (continued)
Steven Madden	206,877		8,519,195
Sturm Ruger & Co.	44,084		2,017,284
TopBuild	90,814	[b]	9,438,299
Tupperware Brands	122,652		1,181,139
Unifi	39,503	[b]	1,078,432
Universal Electronics	36,426	[b]	1,898,523
Vera Bradley	56,734	[a,b]	610,458
Vista Outdoor	157,570	[b]	1,055,719
William Lyon Homes, Cl. A	89,290	[b]	1,727,762
Wolverine World Wide	226,342		6,717,831
			96,898,088
Consumer Services - 2.3%
American Public Education	45,285	[b]	983,590
BJ‘s Restaurants	54,389	[a]	2,153,261
Bloomin‘ Brands	230,230	[a]	4,560,856
Career Education	185,665	[b]	2,629,016
Chuy's Holdings	46,023	[b]	1,121,581
Dave & Buster's Entertainment	81,657	[a]	3,248,315
Dine Brands Global	46,286	[a]	3,385,821
El Pollo Loco Holdings	54,648	[a,b]	635,010
Fiesta Restaurant Group	57,274	[a,b]	492,270
Monarch Casino & Resort	32,151	[b]	1,388,602
Red Robin Gourmet Burgers	35,023	[b]	1,068,202
Regis	65,145	[a,b]	1,341,987
Ruth's Hospitality Group	75,551		1,554,840
Shake Shack, Cl. A	79,991	[b]	6,581,659
Strategic Education	58,498		7,197,009
Wingstop	77,618		6,475,670
			44,817,689
Diversified Financials - 3.3%
Apollo Commercial Real Estate Finance	367,717	[a,c]	6,729,221
ARMOUR Residential REIT	155,172	[a,c]	2,596,028
Blucora	128,784	[b]	2,785,598
Capstead Mortgage	247,317	[c]	1,911,760
Donnelley Financial Solutions	83,178	[b]	939,911
Encore Capital Group	67,722	[a,b]	2,247,693
Enova International	91,895	[b]	2,158,614
EZCORP, Cl. A	146,064	[a,b]	768,297
Fgl Holdings	345,100	[b]	3,115,908
Granite Point Mortgage Trust	146,711	[c]	2,728,825
Greenhill & Co.	42,444	[a]	687,593
INTL. FCStone	41,804	[b]	1,672,160
Invesco Mortgage Capital	380,205	[c]	5,984,427

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Diversified Financials - 3.3% (continued)
KKR Real Estate Finance Trust	63,701	[c]	1,277,205
New York Mortgage Trust	686,426	[a,c]	4,297,027
PennyMac Mortgage Investment Trust	226,760	[c]	5,190,536
Piper Jaffray	37,681		2,959,466
PRA Group	121,437	[a,b]	4,120,357
Redwood Trust	290,495	[c]	4,746,688
Virtus Investment Partners	17,356	[a]	1,882,779
Waddell & Reed Financial, Cl. A	193,773	[a]	3,208,881
WisdomTree Investments	314,683		1,608,030
World Acceptance	17,120	[a,b]	1,777,227
			65,394,231
Energy - 3.2%
Archrock	338,053		3,258,831
Bonanza Creek Energy	49,364	[a,b]	879,666
Callon Petroleum	606,275	[a,b]	2,303,845
Carrizo Oil & Gas	235,787	[a,b]	1,735,392
CONSOL Energy	74,484	[a,b]	985,423
Denbury Resources	1,182,277	[a,b]	1,180,031
Diamond Offshore Drilling	173,391	[a,b]	917,238
DMC Global	37,399	[a]	1,673,231
Dril-Quip	96,907	[b]	3,975,125
Era Group	52,705	[b]	509,657
Exterran	81,256	[b]	1,029,514
Geospace Technologies	36,628	[b]	534,403
Green Plains	87,318	[a]	1,076,631
Gulfport Energy	387,456	[a,b]	1,079,065
Helix Energy Solutions Group	376,999	[a,b]	3,238,421
HighPoint Resources	320,461	[a,b]	339,689
Jagged Peak Energy	157,791	[a,b]	1,118,738
KLX Energy Services Holdings	56,192	[a,b]	446,164
Laredo Petroleum	470,076	[a,b]	1,109,379
Matrix Service	69,254	[b]	1,299,205
McDermott International	463,982	[a,b]	756,291
Nabors Industries	900,775		1,666,434
Newpark Resources	238,996	[a,b]	1,433,976
Nextier Oilfield Solutions	100	[b]	432
Noble	634,406	[b]	780,319
Oil States International	162,258	[b]	2,315,422
Par Pacific Holdings	95,620	[b]	2,165,793
PDC Energy	156,595	[a,b]	3,124,070
Penn Virginia	37,528	[b]	893,166
ProPetro Holding	200,725	[b]	1,555,619
QEP Resources	605,923	[a]	2,017,724

12

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Energy - 3.2% (continued)
Range Resources	532,900	[a]	2,147,587
Renewable Energy Group	97,713	[a,b]	1,596,630
REX American Resources	14,427	[b]	1,167,433
Ring Energy	169,408	[a,b]	281,217
RPC	137,090	[a,b]	567,553
SEACOR Holdings	46,162	[b]	1,980,811
SM Energy	272,845	[a]	2,139,105
SRC Energy	653,500	[b]	2,038,920
Talos Energy	53,000	[b]	1,141,037
TETRA Technologies	329,213	[b]	559,662
Unit	151,470	[a,b]	308,999
US Silica Holdings	196,775	[a]	877,617
Valaris	509,808	[a]	2,095,311
Whiting Petroleum	240,951	[a,b]	1,527,629
			63,828,405
Food & Staples Retailing - .5%
PriceSmart	59,118	[a]	4,380,644
SpartanNash	98,149		1,285,261
The Andersons	84,753		1,561,150
The Chefs' Warehouse	66,752	[b]	2,211,160
United Natural Foods	143,440	[a,b]	1,075,800
			10,514,015
Food, Beverage & Tobacco - 2.3%
B&G Foods	176,477	[a]	2,744,217
Calavo Growers	42,397	[a]	3,677,092
Cal-Maine Foods	80,450	[a]	3,209,150
Coca-Cola Consolidated	12,331		3,383,133
Darling Ingredients	436,591	[b]	8,426,206
Dean Foods	246,678	[a]	241,744
Fresh Del Monte Produce	80,400		2,564,760
J&J Snack Foods	39,460	[a]	7,527,390
John B. Sanfilippo & Son	23,234		2,465,592
MGP Ingredients	33,500	[a]	1,436,815
National Beverage	31,477	[a,b]	1,383,729
Seneca Foods, Cl. A	19,781	[b]	699,852
Universal	66,120		3,623,376
Vector Group	304,054		3,709,459
			45,092,515
Health Care Equipment & Services - 7.0%
Addus HomeCare	34,879	[b]	2,937,161
AMN Healthcare Services	123,015	[b]	7,228,362
AngioDynamics	100,396	[b]	1,536,059
BioTelemetry	90,372	[a,b]	3,557,042

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Health Care Equipment & Services - 7.0% (continued)
Cardiovascular Systems	94,437	[b]	4,204,335
Community Health Systems	301,764	[b]	1,068,245
Computer Programs & Systems	34,080		786,226
CONMED	74,428		8,188,569
CorVel	24,022	[b]	1,900,621
Cross Country Healthcare	97,273	[b]	1,051,521
CryoLife	98,599	[b]	2,213,548
Cutera	36,806	[b]	1,159,389
Diplomat Pharmacy	141,594	[a,b]	770,271
Hanger	98,503	[a,b]	2,227,153
HealthStream	68,031	[b]	1,908,950
Heska	18,579	[a,b]	1,505,271
HMS Holdings	231,451	[b]	7,566,133
Inogen	48,130	[b]	2,619,957
Integer Holdings	85,853	[b]	6,648,456
Invacare	88,611	[a]	684,077
Lantheus Holdings	103,640	[b]	2,160,894
LeMaitre Vascular	42,315	[a]	1,464,099
LHC Group	78,118	[b]	8,668,754
Magellan Health	57,878	[b]	3,756,282
Meridian Bioscience	110,414		1,080,953
Merit Medical Systems	145,968	[a,b]	3,014,969
Mesa Laboratories	10,309	[a]	2,347,875
Natus Medical	89,850	[b]	3,026,148
Neogen	139,056	[b]	9,046,983
NextGen Healthcare	131,898	[b]	2,229,736
Omnicell	110,195	[b]	7,756,626
OraSure Technologies	164,042	[b]	1,400,919
Orthofix Medical	51,233	[b]	2,153,323
Owens & Minor	163,158	[a]	1,098,053
Select Medical Holdings	287,686	[b]	5,241,639
SurModics	35,168	[b]	1,670,832
Tabula Rasa HealthCare	49,225	[a,b]	2,507,521
Tactile Systems Technology	49,744	[a,b]	2,259,372
The Ensign Group	133,721		5,649,712
The Pennant Group	66,860	[b]	1,202,811
The Providence Service	28,820	[b]	1,840,733
Tivity Health	114,679	[a,b]	1,858,947
U.S. Physical Therapy	33,867		4,791,164
Varex Imaging	101,835	[b]	3,056,068
			139,045,759
Household & Personal Products - 1.3%
Avon Products	1,185,868	[b]	5,087,374

14

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Household & Personal Products - 1.3% (continued)
Central Garden & Pet	26,110	[b]	783,822
Central Garden & Pet, Cl. A	111,202	[b]	3,144,793
Inter Parfums	47,077		3,645,172
Medifast	31,481	[a]	3,492,502
USANA Health Sciences	34,950	[b]	2,590,144
WD-40	36,642	[a]	6,866,711
			25,610,518
Insurance - 2.9%
Ambac Financial Group	121,458	[b]	2,489,889
American Equity Investment Life Holding	241,537		5,961,133
AMERISAFE	50,716		3,221,987
eHealth	52,870	[a,b]	3,650,145
Employers Holdings	85,247		3,609,358
HCI Group	17,605	[a]	740,290
Horace Mann Educators	109,315		4,761,761
James River Group Holdings	81,594		2,921,881
ProAssurance	142,898		5,604,460
RLI	105,419		10,259,377
Safety Insurance Group	39,012		3,791,966
Stewart Information Services	63,710		2,607,013
Third Point Reinsurance	199,596	[b]	1,894,166
United Fire Group	56,341		2,564,642
United Insurance Holdings	55,341		678,481
Universal Insurance Holdings	85,309		2,312,727
			57,069,276
Materials - 4.8%
AdvanSix	74,113	[b]	1,686,812
AK Steel Holding	834,819	[a,b]	1,970,173
American Vanguard	68,522		957,938
Balchem	85,749		8,678,656
Boise Cascade	102,989		3,683,917
Century Aluminum	130,294	[a,b]	759,614
Clearwater Paper	41,763	[b]	774,286
Cleveland-Cliffs	712,865	[a]	5,154,014
Ferro	217,308	[b]	2,418,638
FutureFuel	71,733		884,468
GCP Applied Technologies	137,546	[b]	2,841,700
H.B. Fuller	135,348	[a]	6,604,982
Hawkins	25,278		1,080,635
Haynes International	33,015		1,137,697
Innophos Holdings	51,014		1,664,077
Innospec	64,894		5,928,716

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Materials - 4.8% (continued)
Kaiser Aluminum	42,678		4,569,960
Koppers Holdings	55,418	[b]	1,778,918
Kraton	84,081	[b]	1,885,096
Livent	393,669	[b]	2,700,569
LSB Industries	56,110	[a,b]	237,345
Materion	54,237		3,082,831
Mercer International	106,558		1,300,008
Myers Industries	95,452		1,616,002
Neenah	44,501		2,870,314
Olympic Steel	26,706		400,056
P.H. Glatfelter	115,853		2,085,354
Quaker Chemical	34,286	[a]	5,241,644
Rayonier Advanced Materials	143,236	[a]	597,294
Schweitzer-Mauduit International	83,098		3,364,638
Stepan	53,211		5,199,779
SunCoke Energy	235,670	[b]	1,246,694
TimkenSteel	114,765	[b]	644,979
Tredegar	65,615		1,304,426
Trinseo	106,543	[a]	4,528,077
US Concrete	41,411	[b]	2,164,139
Warrior Met Coal	132,074	[a]	2,572,802
			95,617,248
Media & Entertainment - .9%
Care.com	73,077	[b]	853,539
Gannet	303,979	[a]	3,298,172
Glu Mobile	304,387	[b]	1,805,015
New Media Investment Group	138,763	[a]	1,222,502
QuinStreet	119,379	[a,b]	1,531,633
Scholastic	81,064		3,120,964
TechTarget	59,186	[b]	1,444,138
The E.W. Scripps Company, Cl. A	144,609	[a]	1,942,822
The Marcus	57,129		2,062,357
			17,281,142
Pharmaceuticals Biotechnology & Life Sciences - 5.4%
Acorda Therapeutics	114,096	[a,b]	188,258
Akorn	252,815	[b]	1,261,547
AMAG Pharmaceuticals	87,971	[a,b]	853,759
Amphastar Pharmaceuticals	92,480	[b]	1,786,251
ANI Pharmaceuticals	23,204	[b]	1,812,464
Anika Therapeutics	37,178	[b]	2,616,959
Arrowhead Pharmaceuticals	252,467	[a,b]	10,111,303
Assertio Therapeutics	190,895	[b]	150,826
Cambrex	89,459	[b]	5,343,386

16

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 5.4% (continued)
Corcept Therapeutics	271,341	[a,b]	3,958,865
Cytokinetics	152,538	[b]	1,777,068
Eagle Pharmaceuticals	26,851	[b]	1,683,558
Emergent BioSolutions	116,393	[b]	6,653,024
Enanta Pharmaceuticals	42,396	[b]	2,581,068
Endo International	527,566	[a,b]	2,421,528
Genomic Health	57,351	[b]	3,824,165
Innoviva	177,935	[b]	2,067,605
Lannett	92,413	[b]	1,098,791
Luminex	112,411		2,303,863
Medpace Holdings	69,541	[a,b]	5,120,304
Momenta Pharmaceuticals	259,515	[b]	4,017,292
Myriad Genetics	194,813	[a,b]	6,559,354
NeoGenomics	273,615	[a,b]	6,273,992
Pacira Biosciences	109,699	[a,b]	4,441,713
Phibro Animal Health, Cl. A	55,835		1,337,807
Progenics Pharmaceuticals	227,081	[a,b]	1,205,800
REGENXBIO	81,177	[a,b]	2,897,207
Spectrum Pharmaceuticals	281,714	[a,b]	2,186,101
Supernus Pharmaceuticals	138,956	[a,b]	3,861,587
The Medicines Company	194,590	[a,b]	10,214,029
Vanda Pharmaceuticals	138,598	[b]	1,872,459
Xencor	129,804	[a,b]	4,440,595
			106,922,528
Real Estate - 7.3%
Acadia Realty Trust	220,250	[c]	6,162,595
Agree Realty	110,688	[a,c]	8,718,894
American Assets Trust	125,417	[c]	6,140,416
Armada Hoffler Properties	143,247	[c]	2,684,449
CareTrust REIT	253,263	[c]	6,139,095
CBL & Associates Properties	481,396	[a,c]	693,210
Cedar Realty Trust	241,297	[c]	805,932
Chatham Lodging Trust	122,265	[c]	2,206,883
Community Healthcare Trust	48,682	[a,c]	2,357,182
DiamondRock Hospitality	535,349	[c]	5,342,783
Easterly Government Properties	189,758	[c]	4,235,399
Essential Properties Realty Trust	201,511	[a,c]	5,170,772
Four Corners Property Trust	181,787	[c]	5,208,198
Franklin Street Properties	289,862	[c]	2,492,813
Getty Realty	91,633	[c]	3,073,371
Global Net Lease	222,336	[a,c]	4,331,105
Hersha Hospitality Trust	98,603	[a,c]	1,360,721

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Real Estate - 7.3% (continued)
Independence Realty Trust	240,298	[a,c]	3,700,589
Innovative Industrial Properties	29,237	[a,c]	2,222,012
iStar	157,189	[a,c]	2,045,029
Kite Realty Group Trust	222,639	[c]	3,967,427
Lexington Realty Trust	646,164	[c]	7,030,264
LTC Properties	104,712	[a,c]	5,429,317
Marcus & Millichap	57,547	[a,b]	2,055,579
National Storage Affiliates Trust	151,137	[c]	5,164,351
Office Properties Income Trust	128,252	[a,c]	4,088,674
Pennsylvania Real Estate Investment Trust	159,265	[a,c]	879,143
RE/MAX Holdings, Cl. A	46,414		1,552,548
Realogy Holdings	301,464	[a]	2,375,536
Retail Opportunity Investments	301,153	[c]	5,621,021
RPT Realty	211,758	[a,c]	3,070,491
Saul Centers	31,033	[c]	1,661,507
Summit Hotel Properties	277,736	[a,c]	3,405,043
Universal Health Realty Income Trust	33,274	[c]	3,967,259
Urstadt Biddle Properties, Cl. A	80,933	[c]	1,969,100
Washington Prime Group	495,103	[a,c]	2,089,335
Washington Real Estate Investment Trust	212,235	[a,c]	6,583,530
Whitestone REIT	108,045	[a,c]	1,538,561
Xenia Hotels & Resorts	299,714	[a,c]	6,308,980
			143,849,114
Retailing - 4.8%
Abercrombie & Fitch, Cl. A	167,804	[a]	2,716,747
Asbury Automotive Group	50,953	[a,b]	5,254,783
Barnes & Noble Education	78,981	[b]	324,612
Big Lots	105,643	[a]	2,289,284
Boot Barn Holdings	76,232	[a,b]	2,671,932
Caleres	114,300	[a]	2,459,736
Chico's FAS	314,001	[a]	1,080,163
Conn's	51,421	[b]	1,243,874
Core-Mark Holding	121,767		3,716,329
Designer Brands, Cl. A	146,447	[a]	2,416,375
Express	194,766	[a,b]	627,147
GameStop, Cl. A	230,765	[a]	1,255,362
Genesco	37,165	[a,b]	1,443,860
Group 1 Automotive	46,574	[a]	4,631,319
Guess?	114,088		1,910,974
Haverty Furniture	48,362		877,287
Hibbett Sports	47,617	[a,b]	1,136,142

18

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Retailing - 4.8% (continued)
J.C. Penney	904,613	[a,b]	904,613
Liquidity Services	70,226	[b]	455,767
Lithia Motors, Cl. A	59,559	[a]	9,379,351
Lumber Liquidators Holdings	72,391	[b]	668,169
MarineMax	60,084	[b]	928,298
Monro	88,060	[a]	6,173,887
Office Depot	1,449,726		2,986,436
PetMed Express	51,411	[a]	1,203,789
Rent-A-Center	122,510		3,169,334
RH	42,368	[a,b]	7,698,266
Shoe Carnival	24,687	[a]	819,362
Shutterstock	48,454	[a,b]	1,966,263
Signet Jewelers	132,110	[a]	2,119,044
Sleep Number	77,769	[a,b]	3,742,244
Sonic Automotive, Cl. A	62,261		2,006,672
Stamps.com	42,989	[a,b]	3,629,561
Tailored Brands	143,285	[a]	664,842
The Buckle	75,124	[a]	1,571,594
The Cato, Cl. A	58,933		1,030,738
The Children's Place	41,969		3,437,681
The Michaels Companies	202,460	[a,b]	1,767,476
Tile Shop Holdings	112,306	[a]	188,674
Vitamin Shoppe	47,804	[b]	308,814
Zumiez	52,790	[b]	1,684,529
			94,561,330
Semiconductors & Semiconductor Equipment - 3.9%
Advanced Energy Industries	101,669	[b]	6,008,638
Axcelis Technologies	85,948	[b]	1,647,623
Brooks Automation	191,408	[a]	8,129,098
Cabot Microelectronics	76,906		11,622,035
CEVA	58,772	[b]	1,599,774
Cohu	106,391		1,768,218
Diodes	105,991	[b]	4,944,480
DSP Group	54,777	[b]	816,725
FormFactor	197,366	[b]	4,308,500
Ichor Holdings	57,667	[b]	1,678,686
Kulicke & Soffa Industries	168,231		3,994,645
MaxLinear	173,672	[a,b]	3,292,821
Onto Innovation	129,793	[b]	4,179,343
PDF Solutions	76,513	[b]	1,236,450
Photronics	182,436	[b]	2,152,745
Power Integrations	77,712		7,080,340
Rambus	297,559	[b]	4,119,704

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Semiconductors & Semiconductor Equipment - 3.9% (continued)
SMART Global Holdings	32,433	[a,b]	963,260
Ultra Clean Holdings	105,209	[a,b]	2,248,316
Veeco Instruments	133,921	[b]	1,826,682
Xperi	130,869		2,657,295
			76,275,378
Software & Services - 4.6%
8x8	258,381	[a,b]	4,991,921
Agilysys	48,457	[b]	1,220,632
Alarm.com Holdings	95,619	[a,b]	4,723,579
Bottomline Technologies	102,417	[b]	4,193,976
Cardtronics, Cl. A	97,307	[a,b]	3,333,738
CSG Systems International	87,497		5,043,327
Ebix	57,555	[a]	2,453,570
Evertec	158,268		4,841,418
ExlService Holdings	91,155	[b]	6,347,123
LivePerson	160,027	[a,b]	6,569,108
ManTech International, Cl. A	70,897		5,613,624
MicroStrategy, Cl. A	21,757	[b]	3,334,260
NIC	177,511		4,175,059
OneSpan	82,782	[b]	1,548,851
Perficient	87,073	[b]	3,413,262
Progress Software	119,034		4,747,076
Qualys	89,965	[a,b]	7,676,713
SPS Commerce	92,514	[b]	4,881,964
Sykes Enterprises	104,108	[b]	3,216,417
TiVo	334,605		2,723,685
TTEC Holdings	36,555		1,731,610
Unisys	137,603	[b]	1,411,807
Virtusa	79,571	[b]	2,966,407
			91,159,127
Technology Hardware & Equipment - 5.6%
3D Systems	306,835	[a,b]	2,911,864
ADTRAN	124,036		1,092,757
Anixter International	78,487	[b]	6,494,799
Applied Optoelectronics	46,537	[a,b]	435,586
Arlo Technologies	186,773	[a,b]	636,896
Badger Meter	77,285	[a]	4,467,073
Bel Fuse, Cl. B	29,952		440,594
Benchmark Electronics	99,800		3,383,220
CalAmp	92,650	[b]	1,039,533
Comtech Telecommunications	64,563		2,256,477
CTS	86,540		2,308,887

20

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Technology Hardware & Equipment - 5.6% (continued)
Daktronics	100,714		690,898
Diebold Nixdorf	203,266	[a,b]	1,422,862
Digi International	78,297	[b]	1,129,043
ePlus	36,014	[b]	2,813,774
Extreme Networks	326,146	[b]	2,100,380
Fabrinet	98,663	[b]	5,547,820
FARO Technologies	46,005	[b]	2,193,518
Harmonic	230,393	[b]	1,792,458
Insight Enterprises	94,925	[b]	5,826,496
Itron	92,663	[b]	7,066,480
KEMET	152,499	[a]	3,315,328
Knowles	227,684	[b]	4,913,421
Methode Electronics	98,351		3,383,274
MTS Systems	48,347		2,730,639
NETGEAR	82,530	[b]	2,242,340
OSI Systems	44,991	[b]	4,464,907
Plexus	77,676	[b]	5,743,363
Rogers	49,192	[b]	6,664,532
Sanmina	185,663	[b]	5,705,424
ScanSource	66,074	[b]	2,134,190
TTM Technologies	252,833	[a,b]	2,960,674
Viavi Solutions	606,447	[b]	9,678,894
			109,988,401
Telecommunication Services - 1.1%
ATN International	28,531		1,689,891
Cincinnati Bell	140,349	[a,b]	717,183
Cogent Communications Holdings	110,416		6,474,794
Consolidated Communications Holdings	198,127	[a]	792,508
Frontier Communications	297,486	[a,b]	270,712
Iridium Communications	258,625	[a,b]	6,328,554
Spok Holdings	51,927		617,931
Vonage Holdings	599,113	[b]	5,853,334
			22,744,907
Transportation - 2.4%
Allegiant Travel	34,400		5,756,152
ArcBest	68,315		1,973,620
Atlas Air Worldwide Holdings	67,693	[b]	1,484,507
Echo Global Logistics	74,594	[b]	1,485,167
Forward Air	74,540		5,155,932
Hawaiian Holdings	126,861	[a]	3,629,493
Heartland Express	125,277		2,618,289
Hub Group, Cl. A	88,584	[b]	4,057,147
Marten Transport	101,806		2,205,118

21

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 99.2% (continued)
Transportation - 2.4% (continued)
Matson		113,602		4,337,324
Saia		68,889	[b]	6,144,899
SkyWest		134,948		8,036,153
				46,883,801
Utilities - 2.3%
American States Water		97,601	[a]	9,284,783
Avista		175,883		8,447,660
California Water Service Group		126,911	[a]	7,103,209
El Paso Electric		108,536		7,240,437
Northwest Natural Holding		81,135		5,627,524
South Jersey Industries		244,853		7,874,472
				45,578,085
Total Common Stocks (cost $1,421,754,309)				1,960,482,964

Exchange-Traded Funds - .6%
Registered Investment Companies - .6%
iShares Core S&P Small-Cap ETF (cost $11,090,766)		140,863	[a]	11,187,339
		Number of Rights
Rights - .0%
Materials - .0%
A. Schulman (cost $0)		90,112		0
		Principal Amount ($)
Short-Term Investments - .0%
U.S. Treasury Bills - .0%
1.93%, 12/12/19 (cost $289,373)		290,000	[d,e]	289,508
	1-Day Yield (%)	Shares
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,167,182)	1.79	3,167,182	[f]	3,167,182

22

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 2.1%
Registered Investment Companies - 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $42,315,486)	1.79	42,315,486	[f]	42,315,486
Total Investments (cost $1,478,617,116)		102.1%		2,017,442,479
Liabilities, Less Cash and Receivables		(2.1%)		(42,156,990)
Net Assets		100.0%		1,975,285,489

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

a Security, or portion thereof, on loan. At October 31, 2019, the value of the fund’s securities on loan was $453,878,893 and the value of the collateral was $472,187,087, consisting of cash collateral of $42,315,486 and U.S. Government & Agency securities valued at $429,871,601.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d Held by a counterparty for open exchange traded derivative contracts.

e Security is a discount security. Income is recognized through the accretion of discount.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	17.6
Industrials	17.4
Information Technology	14.1
Consumer Discretionary	13.9
Health Care	12.5
Real Estate	7.3
Materials	4.8
Consumer Staples	4.1
Energy	3.2
Investment Companies	2.9
Utilities	2.3
Communication Services	2.0
Government	.0
102.1

† Based on net assets.

See notes to financial statements.

23

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/18($)	Purchases($)	Sales($)	Value 10/31/19($)	Net Assets(%)	Dividend/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	7,733,798	292,872,240	297,438,856	3,167,182.2		162,926
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	67,579,114	47,684,424	115,263,538	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	258,580,873	216,265,387	42,315,486	2.1	-
Total	75,312,912	599,137,537	628,967,781	45,482,668	2.3	162,926

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

24

STATEMENT OF FUTURES

October 31, 2019

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation ($)
Futures Long
E-mini Russell 2000	66	12/19	5,124,578	5,159,220	34,642
Gross Unrealized Appreciation				34,642

See notes to financial statements.

25

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $453,878,893)—Note 1(b):
Unaffiliated issuers	1,433,134,448	1,971,959,811
Affiliated issuers	45,482,668	45,482,668
Receivable for investment securities sold		9,350,374
Receivable for shares of Common Stock subscribed		1,120,440
Dividends, interest and securities lending income receivable		907,613
		2,028,820,906
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		750,144
Cash overdraft due to Custodian		161,066
Liability for securities on loan—Note 1(b)		42,315,486
Payable for investment securities purchased		7,335,061
Payable for shares of Common Stock redeemed		2,916,319
Payable for futures variation margin—Note 4		36,300
Directors fees and expenses payable		21,041
		53,535,417
Net Assets ($)		1,975,285,489
Composition of Net Assets ($):
Paid-in capital		1,307,896,851
Total distributable earnings (loss)		667,388,638
Net Assets ($)		1,975,285,489

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	1,717,003,215	258,282,274
Shares Outstanding	58,823,608	8,849,349
Net Asset Value Per Share ($)	29.19	29.19

See notes to financial statements.

26

STATEMENT OF OPERATIONS

Year Ended October 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $12,007 foreign taxes withheld at source):
Unaffiliated issuers	31,033,036
Affiliated issuers	162,926
Income from securities lending—Note 1(b)	1,100,926
Interest	17,647
Total Income	32,314,535
Expenses:
Management fee—Note 3(a)	5,255,915
Shareholder servicing costs—Note 3(b)	4,600,028
Directors’ fees—Note 3(a,c)	208,027
Loan commitment fees—Note 2	49,082
Interest expense—Note 2	12,293
Total Expenses	10,125,345
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(208,027)
Net Expenses	9,917,318
Investment Income—Net	22,397,217
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	131,146,163
Net realized gain (loss) on futures	(1,224,655)
Net Realized Gain (Loss)	129,921,508
Net change in unrealized appreciation (depreciation) on investments	(105,239,709)
Net change in unrealized appreciation (depreciation) on futures	260,315
Net Change in Unrealized Appreciation (Depreciation)	(104,979,394)
Net Realized and Unrealized Gain (Loss) on Investments	24,942,114
Net Increase in Net Assets Resulting from Operations	47,339,331

See notes to financial statements.

27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
Operations ($):
Investment income—net	22,397,217	21,251,532
Net realized gain (loss) on investments	129,921,508	212,735,238
Net change in unrealized appreciation (depreciation) on investments	(104,979,394)	(117,062,273)
Net Increase (Decrease) in Net Assets Resulting from Operations	47,339,331	116,924,497
Distributions ($):
Distributions to shareholders:
Investor Shares	(207,838,354)	(153,303,837)
Class I	(29,388,024)	(14,260,013)
Total Distributions	(237,226,378)	(167,563,850)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	285,166,351	505,644,744
Class I	110,939,600	160,424,441
Distributions reinvested:
Investor Shares	206,717,158	152,716,931
Class I	21,077,321	7,584,098
Cost of shares redeemed:
Investor Shares	(637,306,925)	(804,345,104)
Class I	(141,540,514)	(52,825,380)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(154,947,009)	(30,800,270)
Total Increase (Decrease) in Net Assets	(344,834,056)	(81,439,623)
Net Assets ($):
Beginning of Period	2,320,119,545	2,401,559,168
End of Period	1,975,285,489	2,320,119,545
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	9,926,716	14,895,154
Shares issued for distributions reinvested	8,289,409	4,829,136
Shares redeemed	(22,402,182)	(24,042,643)
Net Increase (Decrease) in Shares Outstanding	(4,186,057)	(4,318,353)
Class Ia
Shares sold	3,967,855	4,693,159
Shares issued for distributions reinvested	847,255	240,116
Shares redeemed	(5,041,475)	(1,549,704)
Net Increase (Decrease) in Shares Outstanding	(226,365)	3,383,571

[a]During the period ended October 31, 2019, 176,429 Investor shares representing $5,141,155 were exchanged for 176,490 Class I shares and during the period ended October 31, 2018, 11,090 Investor shares representing $382,272 were exchanged for 11,086 Class I shares.

See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2019	2018	2017	2016[a]	2015
Per Share Data ($):
Net asset value, beginning of period	32.18	32.89	27.55	28.94	30.45
Investment Operations:
Investment income—net[b]	.30	.28	.27	.29	.28
Net realized and unrealized gain (loss) on investments	.05	1.34	7.02	1.20	.52
Total from Investment Operations	.35	1.62	7.29	1.49	.80
Distributions:
Dividends from investment income—net	(.29)	(.28)	(.28)	(.28)	(.24)
Dividends from net realized gain on investments	(3.05)	(2.05)	(1.67)	(2.60)	(2.07)
Total Distributions	(3.34)	(2.33)	(1.95)	(2.88)	(2.31)
Net asset value, end of period	29.19	32.18	32.89	27.55	28.94
Total Return (%)	2.83	5.07	27.11	5.73	2.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	1.03	.85	.89	1.06	.94
Portfolio Turnover Rate	23.24	19.60	20.63	23.86	16.53
Net Assets, end of period ($ x 1,000)	1,717,003	2,027,831	2,214,225	1,992,196	1,755,575

a On August 31, 2016, the fund redesignated existing shares as Investor shares.

b Based on average shares outstanding.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	32.21	32.91	27.57	28.69
Investment Operations:
Investment income—net[b]	.37	.35	.35	.01
Net realized and unrealized gain (loss) on investments	.03	1.37	7.01	(1.13)
Total from Investment Operations	.40	1.72	7.36	(1.12)
Dividends from investment income—net	(.37)	(.37)	(.35)	-
Dividends from net realized gain on investments	(3.05)	(2.05)	(1.67)	-
Total Distributions	(3.42)	(2.42)	(2.02)	-
Net asset value, end of period	29.19	32.21	32.91	27.57
Total Return (%)	3.08	5.37	27.38	(3.91)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.26	.26	.26	.27[d]
Ratio of net expenses to average net assets	.25	.25	.25	.26[d]
Ratio of net investment income to average net assets	1.28	1.05	1.10	.55[d]
Portfolio Turnover Rate	23.24	19.60	20.63	23.86
Net Assets, end of period ($ x 1,000)	258,282	292,289	187,334	2,594

a From August 31, 2016 (commencement of initial offering) to October 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Smallcap Stock Index Fund (the “fund”) is a separate non-diversified series of BNY Mellon Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the S&P SmallCap 600® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Smallcap Stock Index Fund to BNY Mellon Smallcap Stock Index Fund and the Company changed its name from Dreyfus Index Funds, Inc. to BNY Mellon Index Funds, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

31

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either

33

NOTES TO FINANCIAL STATEMENTS (continued)

categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities— Common Stocks	1,960,482,964	-	-	1,960,482,964
Exchange-Traded Funds	11,187,339	-	-	11,187,339
Investment Companies	45,482,668	-	-	45,482,668
Rights	-	0††	-	0
U.S. Treasury Securities	-	289,508	-	289,508
Other Financial Instruments:
Futures†††	34,642	-	-	34,642

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy

34

that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2019, The Bank of New York Mellon earned $209,618 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2019, the fund did not incur any interest or penalties.

35

NOTES TO FINANCIAL STATEMENTS (continued)

Each tax year in the four-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $16,668,642, undistributed capital gains $132,511,631 and unrealized appreciation $518,208,365.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2019 and October 31, 2018 were as follows: ordinary income $32,256,611 and $43,122,084, and long-term capital gains $204,969,767 and $124,441,766, respectively.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended October 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2019 was approximately $388,500 with a related weighted average annualized interest rate of 3.16%.

36

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2019, fees reimbursed by the Adviser amounted to $208,027.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2019, the fund was charged $4,600,028 pursuant to the Shareholder Services Plan.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $413,198 and Shareholder Services Plan fees of $360,146, which are offset against an expense reimbursement currently in effect in the amount of $23,200.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2019, amounted to $488,314,289 and $844,791,781, respectively.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2019 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2019:

Average Market Value ($)
Equity futures	12,616,427

At October 31, 2019, the cost of investments for federal income tax purposes was $1,499,234,114; accordingly, accumulated net unrealized appreciation on investments was $518,208,365, consisting of $739,484,369 gross unrealized appreciation and $221,276,004 gross unrealized depreciation.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Smallcap Stock Index Fund (formerly, Dreyfus Smallcap Stock Index Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Smallcap Stock Index Fund (the “Fund”) (formerly, Dreyfus Smallcap Stock Index Fund) (one of the funds constituting BNY Mellon Index Funds, Inc.), including the statements of investments, investments in affiliated issuers and futures, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Index Funds, Inc.) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2019

39

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 92.58% of the ordinary dividends paid during the fiscal year ended October 31, 2019 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $21,579,243 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. The fund also hereby reports $.0076 per share as a long-term capital gain distribution paid on March 19, 2019 and also $.1587 per share as a short-term capital gain distribution and $2.8803 per share as a long-term capital gain distribution paid on December 26, 2018.

40

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Peggy C. Davis (76)

Board Member (71)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 44

———————

David P. Feldman (79)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 30

———————

41

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Gina D. France (61)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 30

———————

Joan Gulley (72)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 50

———————

Ehud Houminer (79)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 50

———————

Lynn Martin (79)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 30

———————

42

Robin A. Melvin (56)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present; Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James F. Henry, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

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OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since November 2019; Managing Counsel of BNY Mellon from April 2014 to November 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

44

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since November 2019; Counsel of BNY Mellon from May 2016 to November 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

45

For More Information

BNY Mellon Smallcap Stock Index Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Investor: DISSX Class I: DISIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 0077AR1019

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $117,911 in 2018 and $121,474 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $25,645 in 2018 and $24,500 in 2019. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $33,630 in 2018 and $40,941 in 2019. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,588 in 2018 and $3,829 in 2019.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $678,320 in 2018 and $616,767 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Index Funds, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 20, 2019

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    December 20, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)